    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1999
                           Registration No. 33-45846
                           Registration No. 811-5803

________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ___________
                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  / /
                        Pre-Effective Amendment No.  / /

                       Post-Effective Amendment No. 9  /X/
                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / /

                            Amendment No. 37  /X/
                                  ___________

                             VA-I SEPARATE ACCOUNT
                                       of
                     UNUM LIFE INSURANCE COMPANY OF AMERICA
                           (Exact Name of Registrant)
                     UNUM LIFE INSURANCE COMPANY OF AMERICA
                              (Name of Depositor)
                              2211 Congress Street
                             Portland, Maine 04122
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code: 800-341-0441

                           ROSEMARY A. MOORE, ESQUIRE
                     UNUM Life Insurance Company of America
                              2211 Congress Street
                             Portland, Maine 04122
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
     /  /      immediately upon filing pursuant to paragraph (b) of Rule 485

     /X/       on May 1, 1999, pursuant to paragraph (b) of Rule 485
     /  /      60 days after filing pursuant to paragraph (a)(1) of Rule
               485

     /  /      on          , pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
     /  /      this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of securities being registered:
 Interests in a separate account under group variable annuity contracts.

Variable Annuity II
UNUM Life Insurance Company of America
VA-I Separate Account
group variable annuity contracts

Servicing Office:
UNUM Life Insurance Company of America
P.O. Box 9740
Portland, ME 04104
Attn: Tax Deferred Annuities
(800) 341-0441
This Prospectus describes group annuity contracts and individual certificates issued by UNUM Life Insurance Company of America (UNUM/America). They are for use with qualified and non-qualified retirement plans. Generally, neither the contractowner nor the individual participant pays federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate account value and, as permitted by the plan for which the contractowner pur-chases the contract, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity com-mencement date, we pay the beneficiary or the plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumu-lates on a variable or a fixed (guaranteed) basis or both. If a participant al-locates contributions to the fixed account, we guarantee principal and a mini-mum interest rate.

All contributions for benefits on a variable basis will be placed in UNUM/America's VA-1 Separate Account (variable annuity account [VAA]). The VAA is a segregated investment account of UNUM/America. If a participant puts all or some contributions into one or more of the contract's subaccounts, the par-ticipant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they do not, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available subaccounts, and the funds in which they invest, are listed be-low. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the in-vestment objectives, policies and risks of the funds, please refer to the Pro-spectuses for the funds.

Balanced Account -- American Century
Portfolios, Inc.: VP Balanced

Growth II Account -- American Century

Portfolios, Inc.: VP Capital Appreciation

Socially Responsible Account -- Calvert
Variable Series: Calvert Social Balanced Account

Index Account -- Dreyfus Stock Index Fund

Small Cap Account -- Dreyfus Variable
Investment Fund: Small Cap Portfolio

Growth I Account -- Fidelity Variable Insurance Products Fund: Growth Portfolio Initial Class

Equity-Income Account -- Fidelity Variable Insurance Products Fund: Equity-In-come Portfolio Initial Class

Asset Manager Account -- Fidelity Variable

Insurance Products Fund II: Asset Manager Portfolio Initial Class

International Stock Account -- T. Rowe Price
International Series, Inc.

On or about August 6, 1999, we anticipate (i) closing the Growth II Account and replacing the VP Capital Appreciation with Fidelity VIP--Growth Portfolio and
(ii) closing the Socially Responsible Account and replacing the Calvert Social Balanced Portfolio with Fidelity VIP II--Asset Manager.

This Prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. Please review the Prospectuses for the funds, and keep them for reference.

Neither the SEC nor any state securities commission has approved the contracts or determined that this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI) has more information about the con-tracts and certificates. Its terms are made part of this Prospectus. For a free copy, write: UNUM Life Insurance Company of America, P.O. Box 9740, Portland, ME 04104, attn: Tax Deferred Annuities, or call 1-800-341-0441. The SAI and other information about UNUM/America and VA-I Separate Account are also avail-able on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 1999

Table of contents

                                        Page
--------------------------------------------
Special terms                             2
--------------------------------------------
Expense tables                            3
--------------------------------------------
Summary                                   5
--------------------------------------------
Condensed financial information           6
--------------------------------------------
Investment results                        7
--------------------------------------------
Financial statements                      7
--------------------------------------------
UNUM Life Insurance Company of America    7
--------------------------------------------
Fixed side of the contract                7
--------------------------------------------
Variable account (VAA)                    8
--------------------------------------------
Investments of the VAA                    8
--------------------------------------------
Charges and other deductions             11
--------------------------------------------
The contracts                            12
--------------------------------------------

Special terms

Account or variable account (VAA) -- The segregated investment account, VA-I Separate Account, into which UNUM/America sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Account value -- At a given time before the annuity commencement date, the to-tal value of all accumulation units for a contract plus the value of the fixed side of contract.

Accumulation unit -- A measure used to calculate account value for the vari-able side of the contract.

Annuitant -- The person on whose life the annuity benefit payments are based and made after the annuity commencement date.

Annuity commencement date -- The date on which Unum/America makes the first annuity payout to the annuitant.

Annuity payout -- An amount paid at regular intervals after the annuity com-mencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of each annuity payout for the variable side of the contract after an annuity commencement date.

Beneficiary -- The person the participant chooses to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner -- The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

                                                                         Page
-----------------------------------------------------------------------------
Annuity payouts                                                           16
-----------------------------------------------------------------------------
Federal tax matters                                                       17
-----------------------------------------------------------------------------
Voting rights                                                             19
-----------------------------------------------------------------------------
Distribution of the contracts                                             20
-----------------------------------------------------------------------------
Return privilege                                                          20
-----------------------------------------------------------------------------
State regulation                                                          20
-----------------------------------------------------------------------------
Records and reports                                                       20
-----------------------------------------------------------------------------
Other information                                                         20
-----------------------------------------------------------------------------
Statement of additional information table of contents for VA-I Separate
Account Variable Annuity II                                               21
-----------------------------------------------------------------------------

Contributions -- Amounts paid into the contract.

Death benefit -- An amount payable to a designated beneficiary if a partici-pant dies before his or her annuity commencement date.

Participant -- An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participation year -- A period beginning with one participation anniversary and ending the day before the next participation anniversary, except for the first participation year which begins with the participation date.

Plan -- The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount -- The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the con-tracts. There is a separate subaccount which corresponds to each fund.

UNUM/America (we, us our) -- UNUM Life Insurance Company of America.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valua-tion date) and ending at the close of such trading on the next valuation date.

Expense tables

Contractowner Transaction Expenses:

  The maximum surrender charge (contingent deferred sales charge)
  (as a percentage of the gross withdrawal amount): 6%

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or with-drawal.

Contract Fee:

  Annual administration charge (per participant): $25

The annual administration charge may be paid by an employer on behalf of par-ticipants. It is not charged during the annuity period.

We may reduce or waive these charges in certain situations. See Charges and other deductions.

--------------------------------------------------------------------------------
VA-I Separate Account annual expenses for Variable Annuity II subaccounts:
(as a percentage of average account value):

Mortality and expense risk charge___________1.20%

Annual expenses of the funds for the year ended December 31, 1998:
(as a percentage of each fund's average net assets):

                                           Management     Other        Total
                                           fees       +   expenses =   expenses
-------------------------------------------------------------------------------
1. American Century--VP Balanced/1/           0.97%         0.00%        0.97%
-------------------------------------------------------------------------------
2. American Century--VP Capital
 Appreciation                                 1.00          0.00         1.00
-------------------------------------------------------------------------------
3. Calvert Social Balanced/2/                 0.70          0.18         0.88
-------------------------------------------------------------------------------
4. Dreyfus Stock Index Fund                   0.25          0.01         0.26
-------------------------------------------------------------------------------
5. Dreyfus VIF: Small Cap Portfolio           0.75          0.02         0.77
-------------------------------------------------------------------------------
6. Fidelity VIP--Growth Portfolio Initial
 Class/3/                                     0.59          0.09         0.68
-------------------------------------------------------------------------------
7. Fidelity VIP--Equity Income Portfolio
 Initial Class/3/                             0.49          0.09         0.58
-------------------------------------------------------------------------------
8. Fidelity VIP II--Asset Manager Initial
 Class/3/                                     0.54          0.10         0.64
-------------------------------------------------------------------------------
9. T. Rowe Price International Series         1.05          0.00         1.05
-------------------------------------------------------------------------------

/1/American Century Investment Management, Inc. voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In the absence of the waiver, the average ratio of operating expenses to average net assets would have been 1.48% for the year ended December 31, 1998. The annualized fee schedule for the fund, effective November 17, 1998, is as follows: 1.50% on the first $250 million; 1.20% on the next $250 million; and 1.10% thereafter.

/2/The figures above are based on expenses for fiscal year 1998, and have been restated to reflect the elimination of the performance adjustment in Social Balanced as of March 1, 1999 (pursuant to shareholder approval on February 24,
1999). The restatement includes the addition of 0.01% to both portfolios.

/3/A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses, presented in the table would have been: VIP Equity-Income Portfolio Initial Class 0.57%, VIP Growth Portfolio Initial Class 0.66% and VIP II Asset Manager Portfolio Initial Class 0.63%.

Examples
(expenses of the subaccounts and the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                              1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------------------
1. American Century--VP Balanced               $86    $139    $194     $347
-----------------------------------------------------------------------------
2. American Century--VP Capital Appreciation    86     139     196      350
-----------------------------------------------------------------------------
3. Calvert Social Balanced                      85     136     190      339
-----------------------------------------------------------------------------
4. Dreyfus Stock Index Fund                     79     118     160      278
-----------------------------------------------------------------------------
5. Dreyfus VIF: Small Cap Portfolio             84     133     185      328
-----------------------------------------------------------------------------
6. Fidelity VIP--Growth Portfolio*              83     130     181      320
-----------------------------------------------------------------------------
7. Fidelity VIP --Equity Income Portfolio       82     127     176      310
-----------------------------------------------------------------------------
8. Fidelity VIP II--Asset Manager*              82     129     179      316
-----------------------------------------------------------------------------
9. T. Rowe Price International Series           86     141     198      355
-----------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                              1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------------------
1. American Century--VP Balanced               $24     $74    $126     $269
-----------------------------------------------------------------------------
2. American Century--VP Capital Appreciation    24      74     127      272
-----------------------------------------------------------------------------
3. Calvert Social Balanced                      23      71     121      260
-----------------------------------------------------------------------------
4. Dreyfus Stock Index Fund                     17      52      89      195
-----------------------------------------------------------------------------
5. Dreyfus VIF: Small Cap Portfolio             22      67     116      249
-----------------------------------------------------------------------------
6. Fidelity VIP--Growth Portfolio*              21      65     111      240
-----------------------------------------------------------------------------
7. Fidelity VIP --Equity Income Portfolio       20      62     106      229
-----------------------------------------------------------------------------
8. Fidelity VIP II--Asset Manager*              21      64     109      235
-----------------------------------------------------------------------------
9. T. Rowe Price International Series           25      76     130      277
-----------------------------------------------------------------------------

We provide these examples to show the direct and indirect costs and expenses of the contract.

For more information, see Charges and other deductions in this Prospectus, and in the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a repre-sentation of past or future expenses. Actual expenses may be more or less than those shown.
4

Summary

What kind of contract is this? It is a group variable annuity contract between the contractowner and UNUM/America. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the con-tract. See The contracts.

What is the variable annuity account (VAA)? It is a separate account we estab-lished under Maine insurance law, and registered with the SEC as a unit in-vestment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which UNUM/America may conduct. See The variable annuity account.

What are the contract's investment choices? Based on instructions, the VAA ap-plies contributions to buy fund shares in one or more of the investment funds of the subaccounts: American Century Variable Portfolios, Inc.: VP Balanced, VP Capital Appreciation; Calvert Social Balanced Portfolio; Dreyfus Stock In-dex Fund; Dreyfus Variable Investment Fund: Small Cap Portfolio; Fidelity Variable Insurance Products Fund: Growth Portfolio; Fidelity Variable Insur-ance Products Fund: Equity-Income Portfolio; Fidelity Variable Insurance Prod-ucts Fund II: Asset Manager Portfolio; and T. Rowe Price International Series, Inc. In turn, each fund holds a portfolio of securities consistent with its investment policy. On or about August 6, 1999 we anticipate (i) closing the Growth II Account and replacing the VP Capital Appreciation with Fidelity VIP--Growth Portfolio and (ii) closing the Socially Responsible Account and replacing the Calvert Social Balanced Portfolio with Fidelity VIP II--Asset Manager. See The variable annuity account and The funds for a description of the subaccounts.

Who invests contributions? American Century Investment Management, Inc. is the investment adviser of American Century VP Balanced and VP Capital Apprecia-tion. The investment adviser of the Calvert Social Balanced Portfolio is The Calvert Asset Management Company, Inc. The investment adviser of the Dreyfus funds is The Dreyfus Corporation, New York, NY. The investment adviser of the Fidelity funds is Fidelity Management & Research Company, Boston, MA. Rowe Price-Fleming International, Inc. is investment adviser of the T. Rowe Price International Series. See The funds.

How does the contract work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accu-mulation units. If the contractowner decides to purchase retirement income payments for a participant, we convert accumulation units to annuity units. Retirement income payments will be based on the number of annuity units re-ceived and the value of each annuity unit on payout days. See The contracts.

What are the charges under the contract? If participants withdraw account val-ue, a surrender charge applies of 6%. We may reduce or waive surrender charges in certain situations. See Surrender charges.

We charge an annual administration charge of $25 per participant account.

We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.20% to the daily net asset value of the VAA. See Charges and other deductions.

We may charge additional fees to set up a participant loan or establish a sys-tematic withdrawal option.

We may waive these charges in certain situations.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the Prospectuses for the funds.

What contributions are necessary, and how often? Contributions by or on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See The Contracts.

How will annuity payouts be calculated? If a participant decides to annuitize. The participant selects an annuity option and starts receiving retirement in-come payments from the contract as a fixed option or variable option or a com-bination of both. See Annuity payout options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before he or she annuitizes? The benefi-ciary has options as to how any death benefit is paid. See Death benefits and annuity period.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the contract and the plan. See The fixed account and The con-tracts--Transfers between subaccounts on or before the annuity commencement date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements and to the restrictions of any plan. See Sur-renders and withdrawals. The contractowner must also approve participant with-drawals under plans subject to Title I of ERISA, and Section 457 plans. Cer-tain charges may apply. See Charges and other deductions. A portion of with-drawal proceeds may be taxable. In addition, a 10% Internal Revenue Service
(IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do participants get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the ac-tive life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our home office. We will refund the participant's contributions less withdraw-als, or for the variable side of the contract if greater, the participant's ac-count balance on the day we receive the written notice. See Return privilege.

Condensed financial information

The financial data included below should be read along with the financial statements and the related data included in the Statement of Additional Infor-mation.

Accumulation unit values
(For an accumulation unit outstanding throughout the period)

Sub-Account               1989    1990     1991     1992     1993      1994      1995      1996      1997     1998
-----------              ------- ------- -------- -------- --------- --------- --------- --------- -------- --------
Index Account
 December 12
  Commencement           $9.9060
 Beginning of Period             $9.9629 $ 9.4953 $12.1814 $ 12.8906 $ 13.9245 $ 13.8782 $ 18.7565 $22.7054 $29.8265
 End of Period           $9.9629 $9.4953 $12.1814 $12.8906 $ 13.9245 $ 13.8792 $ 18.7565 $ 22.7054 $29.8265 $37.7853
Growth I Account
 May 1 Commencement                      $  10.00
 Beginning of Period                              $12.1759 $ 13.1505 $ 15.5094 $ 16.3208 $ 20.4909 $23.2198 $28.3281
 End of Period                           $12.1759 $13.1505 $ 16.5094 $ 15.3208 $ 20.4909 $ 23.2198 $26.3281 $39.0440
Growth II Account
 May 1 Commencement                      $  10.00
 Beginning of Period                              $11.5975 $ 11.3049 $ 12.3212 $ 12.0313 $ 15.5840 $14.7133 $14.0633
 End of Period                           $11.5976 $11.3049 $ 12.3212 $ 12.0313 $ 15.5840 $ 14.7133 $14.0633 $13.5959
Asset Manager Account
 May 1 Commencement                      $  10.00
 Beginning of Period                              $10.7598 $ 11.8933 $ 14.2241 $ 13.1979 $ 15.2510 $17.2668 $20.5827
 End of Period                           $10.7598 $11.8933 $ 14.2241 $ 13.1979 $ 15.2510 $ 17.2668 $20.5827 $23.3982
Balanced Account
 May 1 Commencement                      $  10.00
 Beginning of Period                              $12.4515 $ 11.5582 $ 12.2957 $ 12.2225 $ 14.6286 $16.2128 $18.5504
 End of Period                           $12.4515 $11.5882 $ 12.2957 $ 12.2225 $ 14.6286 $ 16.2128 $18.5504 $21.2201
International Stock
 Account
 May 1 Commencement                                                  $   10.00
 Beginning of Period                                                           $  9.8622 $ 10.8333 $12.2756 $12.5034
 End of Period                                                       $  9.8622 $ 10.8333 $ 12.2756 $12.5034 $14.3134
Socially Responsible
 Account
 May 1 Commencement                                                  $   10.00
 Beginning of Period                                                           $  9.9692 $ 12.7827 $14.2222 $16.8728
 End of Period                                                       $  9.9692 $ 12.7827 $ 14.2222 $16.8728 $19.3844
Equity-Income Account
 May 1 Commencement                                                  $   10.00
 Beginning of Period                                                           $ 10.4780 $ 13.9856 $15.7898 $19.9854
 End of Period                                                       $ 10.4780 $ 13.9856 $ 15.7898 $19.9854 $22.0431
Small Cap Account
 May 1 Commencement                                                  $   10.00
 Beginning of Period                                                           $ 10.3818 $ 13.2713 $15.2861 $17.6322
 End of Period                                                       $ 10.3818 $ 13.2713 $ 15.2861 $17.6322 $16.8223
Pending Allocation
 Account
 October 15 Commencement                                             $   10.00
 Beginning of Period                                                           $ 10.1054 $ 10.6938 $11.2772 $11.8940
 End of Period                                                       $ 10.1054 $ 10.6938 $ 11.2772 $11.8940 $12.4522
Number of Accumulation Units Outstanding at end of Period
                          1989    1990     1991     1992     1993      1994      1995      1996      1997     1998
                         ------- ------- -------- -------- --------- --------- --------- --------- -------- --------
Index Account                  0  72,405  296,075  836,187 1,526,878 1,929,447 2,395,545 3,057,792  138,498  149,332
Growth I Account                            5,166  317,275 1,340,146 3,071,862 4,459,417 5,843,047  244,513  245,139
Growth II Account                          53,904  566,562 1,242,216 1,733,360 2,191,475 2,541,938   97,067   74,873
Asset Manager Account                      36,645  462,405 2,232,731 4,369,937 4,882,920 5,447,414  205,657  202,386
Balanced Account                           13,453  282,439   673,424 1,041,814 1,294,883 1,545,581   58,259   48,736
Socially Responsible
 Account                                                                26,073   133,871   328,168    8,750   14,160
Equity-Income Account                                                  320,659 1,529,172 2,997,007  133,230  150,004
Internaitional Stock
 Account                                                               354,936   803,485 1,588,914   80,413   71,388
Small Cap Account                                                      400,376 1,461,575 3,032,803  166,025  162,973
Pending Allocation
 Account                                                                11,980    21,372    35,465      485       23

Investment results

At times, the VAA may compare its investment results to various unmanaged in-dices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. See the SAI for further information.

Financial statements

The financial statements for the VAA and UNUM/America are located in the SAI. For a free copy of the SAI, complete and mail the enclosed card, or call 1-800-341-0441.

UNUM Life Insurance Company of America

UNUM/America is a life insurance company founded in Maine in 1966. UNUM/America is a subsidiary of UNUM Holding Company and its wholly owned par-ent company, UNUM Corporation. UNUM Corporation was organized under Delaware law, and is a publicly owned corporation whose stock is traded on the New York Stock Exchange.

On October 1, 1996, UNUM/America sold its tax-sheltered annuity business to The Lincoln National Life Insurance Company (Lincoln Life). Pursuant to the acquisition agreement, Lincoln Life assumed UNUM/America's obligations under the contracts, and Lincoln Life & Annuity Company of New York (LLANY) assumed UNUM/America's obligations under contracts originally issued in New York (the New York Contracts), other than those obligations to contractowners and/or participants who neither consented nor were deemed to have consented to the assumption. Whether or not a contract was assumed by Lincoln Life, it is ad-ministered by Lincoln Life. If, under a contract some participants did opt out and some did not, the contract was bifurcated--one contract has UNUM/America as the insurer and the other has Lincoln Life as the insurer (or, for the New York Contracts, LLANY). Both contracts, however, are administered by Lincoln Life.

Lincoln Life was founded in 1905 and is organized under Indiana law. It is one of the largest stock life insurance companies in the United States. It is owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

Fixed side of the contract

Contributions allocated to the fixed account become part of UNUM/America's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Maine Insurance Department as well as the insurance laws and regulations of the ju-risdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, UNUM/America has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment com-pany under the 1940 Act. Accordingly, neither the general account nor any in-terests in it are subject to regulation under the 1933 Act or the 1940 Act. UNUM/America has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed side of the contract. These disclosures, how-ever, may be subject to certain provisions of the federal securities laws re-lating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only se-lected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract can be found in the contract.

Contributions allocated to the fixed account are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with in-terest beginning on the next calendar day following the date of receipt if all participant data is complete. UNUM/America may vary the way in which it cred-its interest to the fixed side of the contract from time to time.

UNUM/America will also declare in advance a guaranteed interest rate which will be effective for all amounts in the participant's account value in the fixed account during the designated year. This rate will never be less than the minimum rate of interest. UNUM/America may also declare in advance sepa-rate interest rate guarantees which are in excess of the guaranteed interest rate for some or all of the participant's account value in the fixed account for specific period(s) during the designated year.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT UNUM/AMERICA'S SOLE DISCRETION. PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

If a participant's plan permits loans, then during the participant's accumula-tion period, the participant may apply for a loan by completing a loan appli-cation that we provide. The participant's account balance in the fixed ac-count secures the loan. Loans are subject to restrictions imposed by the tax code, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the partici-pant's vested account balance in the fixed account or $50,000 and must be at least $1,000. For plans not subject to Title I of ERISA, a participant may bor-row up to $10,000 of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. Under certain contracts, a fee of up to $50 may be charged for a loan. More information about loans, loan interest rates, and fees and charges is in the contract, the active life certificates, the annuity loan agreement and is available from us.

Variable annuity account (VAA)

On July 8, 1988, the VAA was established as an insurance company separate ac-count under Maine law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or UNUM/America. The VAA is a segregated investment account, meaning that its as-sets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of UNUM/America. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full invest-ment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by UNUM/America in addition to the contracts described in this Prospectus. The other annuity con-tracts supported by the VAA invest in the same funds as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect the performance of the subaccount.

Investments of the VAA

The contractowner decides which subaccounts will be available for participant allocations. There is a separate subaccount, which corresponds to each fund. Participant allocations may be changed without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value on our request. We reserve the right to add, delete, or substitute funds.

Each fund, described below, is an investment vehicle for insurance company sep-arate accounts. Certain funds offered as part of this contract have similar in-vestment objectives and policies to other portfolios managed by the advisor. The investment results of the funds, however, may be higher or lower than the results of other portfolios that are managed by the advisor. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser.

Certain funds offered as part of this contract have similar investment objec-tives and policies to other portfolios managed by the advisor. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the advisor. There can be no assurance, and no representa-tion is made, that the investment results of any of the funds will be compara-ble to the investment results of any other portfolio managed by the advisor.

Following are brief summaries of the investment objectives and policies of the funds, and a description of their managers. Each fund is subject to certain in-vestment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information can be obtained from the current Prospectus for the funds. There is no assurance that any of the funds will achieve its stated objective.

1. American Century Variable Portfolios, Inc.--American Century VP Balanced seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for ap-preciation and the balance in bonds and other fixed income securities. Amer-ican Century Investment Management, Inc. is the investment manager of this portfolio.

2. American Centry Variable Portfolios, Inc.--American Century VP Capital Ap-preciation seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for ap-preciation. American

 Century Investment Management, Inc. is the investment manager of this portfo-lio.

3. Calvert Variable Series--The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through actively managed portfolio of stock, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria. Calvert Asset Management Company, Inc. serves as the Portfolio's Investment Adviser.

4. Dreyfus Stock Index Fund is a non-diversified index fund that seeks to pro-vide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Dreyfus Corporation acts as the Fund manager and Mellon Equity Associates, an af-filiate of Dreyfus located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, is the Fund index manager.

5. Dreyfus Variable Investment Fund--Small Cap Portfolio seeks to maximize capital appreciation. The Small Cap Portfolio seeks out companies that have the potential for significant growth. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in domestic and for-eign companies with market capitalization of less than $1.5 billion, at the time of purchase. The manager seeks companies believed to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions. The Dreyfus Corporation serves as the Fund's investment adviser.

6. Fidelity Variable Insurance Products Fund (VIP)--Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio normally purchases common stocks. FMR is the investment manager of this portfolio.

7. Fidelity Variable Insurance Products Fund (VIP)--Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing, securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising of the Standardx and Poor's 500 Index (S&P 500).

8. Fidelity Variable Insurance Products Fund II (VIP II)--Asset Manager Port-folio seeks high total return with reduced risk over the long term by allo-cating its assets among domestic and foreign stocks, bonds and short-term money market instruments. FMR is the investment manager of this portfolio.

9. T. Rowe Price International Series, Inc.--T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. Rowe Price-Fleming In-ternational, Inc. is the investment manager of this portfolio.

Fidelity VIP--Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. For more information about the Portfolio, into which initial contributions are invested pending UNUM/America's receipt of a complete order, see The contracts--purchase of contracts.

On or about August 6, 1999 we anticipate (i) closing the Growth II Account and replacing the VP Capital Appreciation with Fidelity VIP--Growth Portfolio and
(ii) closing the Socially Responsible Account and replacing the Calvert Social Balanced Portfolio with Fidelity VIP II--Asset Manager.

With respect to a fund, the advisor and/or distributor, or an affiliate thereof, may compensation Lincoln Life (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate).

Sale of shares by the funds
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If a participant wants to trans-fer all or part of his or her account balance from one subaccount to another, we redeem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to UNUM/America and may be sold to other insurance companies for investment of assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells shares both to variable annuity and to variable life insur-ance separate accounts, it is engaging in mixed funding. When a fund sells shares to separate accounts of unaffiliated life insurance companies, it is engaging in shared funding.

The funds may engage in mixed and shared funding. Due to differences in re-demption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The funds' Di-rectors or Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically re-invested in shares of the distribut-ing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to make additions, deletions and substi-tutions for the funds in which the VAA participates. (We may substitute shares of other funds for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the con-tract.) We cannot substitute shares without approval by the SEC. We will also notify contractowners and participants.

Charges and other deductions

We will deduct the charges described below to cover costs and expenses, serv-ices provided, and risks assumed under the contracts. Certain costs and ex-penses will be incurred for distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, the ad-ministrative services provided include: processing applications and enrollment forms and issuing the contracts and active life certificates, processing pur-chases and redemptions of fund shares as required, maintaining records, admin-istering payout annuity options, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), recon-ciling and depositing cash receipts, providing contract confirmations, provid-ing toll-free inquiry services and furnishing telephone fund transfer servic-es. The risks assumed include: the risk that annuitants receiving payout annu-ities under the contract will live longer than we assumed when we calculated our guaranteed rates (these rates cannot be changed); the risk that death ben-efits paid will exceed actual participant account balances (less outstanding loans); the risk that more participants than expected will qualify for waiver of the surrender charge; and the risk that our costs in providing the services will exceed our revenues from contract charges which we cannot change. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge (contingent deferred sales charge) collected may not fully cover all of the sales and distribution expenses actually in-curred by us. As noted above, Lincoln Life now administers the contracts on our behalf.

Deductions from the VAA for Variable Annuity II

We deduct from the VAA an amount, computed daily, which is equal to a maximum rate of 1.20% of the daily net asset value. The charge is a mortality and ex-pense risk charge. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortal-ity risk on annuity options that do not have life contingencies. This maximum level of mortality and expense risk charge is guaranteed not to increase.

Annual administration charge
During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account balance on the last business day of the month in which a participant anniversary occurs. We also deduct the charge from a participant's account balance if the participant's account is totally withdrawn. The charge may be increased or decreased.

Surrender charge
A surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period and prior to the 16th participation year, as follows:

During Participation Year                                     Surrender Charge
-------------------------                                     ----------------
1 - 5                                                                6%
6 -10                                                                3%
11-15                                                                1%
16 years and later                                                   0%

The surrender charge is imposed on the gross withdrawal amount, and is de-ducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on account balances converted to a payout annuity option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.

We will not impose a surrender charge on a withdrawal if we receive with the withdrawal request reasonable proof that (i) the participant has attained age 59 1/2; (ii) the participant has died; (iii) the participant has incurred a disability as defined under the contract; or (iv) the participant has termi-nated employment with the employer. At the contractowner's option, the con-tract may waive the surrender charge if the participant is experiencing finan-cial hardship. A contractowner may also choose to eliminate the requirement that a participant be 55 years of age when the participant terminates employ-ment. A contractowner may also elect a contract provision that permits partic-ipants to make a withdrawal once each contract year of up to 20% of the par-ticipant's account balance without a surrender charge. If the contractowner makes these elections, then we may credit a lower interest rate under the fixed account of that contract.

We impose the surrender charge to compensate us for the loss experienced on our distribution costs when a participant withdraws account value before dis-tribution costs have been recovered. We may also recover distribution costs from other contract charges, including the mortality and expense risk charge.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. The tax ranges from 0.5% to 4.0%.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the under-lying funds that are more fully described in the Prospectuses for the funds.

We impose a $50 fee under certain conditions to establish a participant loan from the fixed account, and loans are subject to loan interest charges. In ad-dition, we impose a $30 fee to set up a systematic withdrawal option for a participant.

Additional information
The annual administration charge and surrender charge described previously may be reduced or eliminated under a particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administra-tive services than those originally contemplated in establishing the levels of those charges. Lower distribution and/or administrative expenses may be the result of economies associated with (i) the size of a particular group; (ii) an existing relationship with the contractowner or employer; (iii) the use of mass enrollment procedures; (iv) the performance of administrative or sales functions by the employer; or (v) the use by an employer of automated tech-niques in submitting contributions or information relating to contributions on behalf of its employees. In addition, an employer may pay the annual adminis-tration charge on behalf of participants under a contract, or by election im-pose this charge only on participants with account balances in the VAA.

The contracts

Purchase of the contracts

We designed the contracts for employers and other entities to enable partici-pants and employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (tax code): 401(a), 403(b), 408 and other related sections, as well as for programs offering non-qualified annuities. For plans that have allo-cated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract to each participant.

Contributions
Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions. Lincoln Life administers the contracts including, among other services, processing contributions (which may be temporarily maintained in Lincoln Life's general account) and withdrawals.

Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts available by the contractowner.

Contributions by participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all partici-pants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract. In the Statement of Additional Information see "Tax Law Considerations" for a discussion of these limits.

Subject to any restrictions imposed by the plan or the tax code, we will ac-cept transfers from other contracts and qualified rollover contributions.

Section 830.205 of the Texas Education Code provides that employer or state contributions (other than salary reduction contributions) on behalf of partic-ipants in the Texas Optional Retirement Program ("ORP") vest after one year of participation in the program. We will return employer contributions to the contractowner for those employees who terminate employment in all Texas insti-tutions of higher education before becoming vested. During this first partici-pation year in the ORP, ORP Participants may only direct employer and state contributions to the fixed account.

Contributions must be in U.S. funds, and all withdrawals and distributions un-der the contract will be in U.S. funds. If a bank or other financial institu-tion does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.

Initial contributions

When we receive a completed enrollment form and all other information neces-sary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution.

If we receive contributions without a properly complete enrollment form, we will notify the contractowner and deposit the contributions to the pending al-location account. Within two business days of receipt of a properly completed enrollment form, we will transfer the participant's account balance in the pending allocation account in accordance with the allocation percentages elected on the enrollment form. We will allocate all future contributions in accordance with these percentages until the participant notifies us of a change. If we do not receive a properly completed enrollment form after we send three monthly notices, then we will refund the participant's account bal-ance in the pending allocation account within 105 days of the date of the ini-tial contribution. The pending allocation account invests in Fidelity VIP-- Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charges or the annual administration charge on the pending allocation account. We begin im-posing these charges when we receive a properly completed enrollment form. The participant's participation date will be the date we deposited the partici-pant's contribution into the pending allocation account.

Valuation date
Accumulation units and annuity units will be valued once daily at the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date), on any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of contributions
The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accor-dance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed ac-count, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccounts or the fixed account can be in any whole percent. A participant may allocate contributions to a maximum of nine subaccounts or the fixed account.

Upon allocation to the appropriate subaccount, contributions are converted to accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumula-tion unit for that subaccount on the valuation date on which the contribution is received by us if received before 4:00 p.m., New York time. If the contri-bution is received at or after 4:00 p.m., New York time, we will use the accu-mulation unit value computed on the next valuation date. The number of accumu-lation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumula-tion unit will vary depending not only upon how well the underlying fund's in-vestments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions re-ceived concurrently with the allocation change form and for all future contri-butions, unless the participant specifies a later date. Changes in the alloca-tion of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccounts and the fixed account pursuant to the requirements described in "Transfers on or before the annuity commencement date." Allocations of em-ployer contributions may be restricted by the applicable plan.

Valuation of accumulation units
Contributions allocated to the VAA are converted into accumulation units. This is done by dividing each contribution by the value of an accumulation unit for the valuation period during which the contribution is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the be-ginning of the valuation period by the net asset value per share of the fund at end of the valuation period, and adding any dividend or other dis-tribution of the fund if an ex-dividend date occurs during the valuation period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

Transfers on or before the annuity commencement date
Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account.

A transfer from a subaccount involves the surrender of accumulation units in that subaccount, and a transfer to a subaccount involves the purchase of accu-mulation units in that subaccount. Subaccount transfers will be done using accumulation unit values determined at the end of the valuation date on which we receive the transfer request. There is no charge for a transfer. We do not require any minimum transfer amount, and do not limit the number of transfers.

A transfer may be made by writing to us or, if a Telephone Exchange Authoriza-tion form (available from us) is on file with us, by a toll-free telephone call. In order to prevent unauthorized or fraudulent telephone transfers, we may require the caller to provide certain identifying information before we will act upon their instructions. We may also assign the participant a Per-sonal Identification Number (PIN) to serve as identification. We will not be liable for following telephone instructions we reasonably believe are genuine. Telephone requests may be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If the participant or contractowner determines that a transfer was made in error, the contractowner or participant must notify us within 30 days of the confirmation date. Telephone transfers will be processed on the valuation date that they are received when they are received by us before 4:00 p.m. New York time.

When thinking about a transfer of account value, the participant should con-sider the inherent risk involved. Frequent transfers based on short-term ex-pectations may increase the risk that a transfer will be made at an inoppor-tune time.

Transfers after the annuity commencement date
We do not permit transfers of a participant's account balance after the annu-ity commencement date.

Death benefit before the annuity commencement date
The payment of death benefits is governed by the applicable plan and the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death bene-fit paid to the participant's designated beneficiary will be the greater of:
(1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal and due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written autho-rization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or a payout an-nuity, or as a combination of these two.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previ-ously, subject to the laws and regulations governing payment of death bene-fits. If no election is made within 60 days after we receive satisfactory no-tice of the participant's death, we will pay a lump sum settlement to the ben-eficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the cal-endar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, dis-tributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have at-tained age 70 1/2. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the ben-eficiary must commence, the date of death of the surviving spouse is substi-tuted for the date of death of the participant.

If there is no living named beneficiary on file with us at the time of a par-ticipant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we re-ceive proof of death no later than the end of the fourth calendar year follow-ing the year of the participant's death. The value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.

Withdrawals
Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan including loan security. Annuity conversion amounts are not considered withdrawals.

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the written withdrawal request. Un-less a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant ac-count balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be post-poned as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See charges and other deductions.

The tax consequences of a withdrawal are discussed later in this booklet. See Federal tax matters.

Total withdrawals. Only participants with no outstanding loans can make a total withdrawal. A total withdrawal of a participant's account will occur when (a) the participant or contractowner requests the liquidation of the participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's ac-count.

Systematic withdrawal option. Participants who are at least age 59 1/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eli-gible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount with-drawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including ap-plicable fees and charges, is available in the contracts and active life cer-tificates and from us.

Maximum conservation option. Under certain contracts participants who are at least age 70 1/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401 (a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-UNUM/America contracts.

Withdrawal restrictions. Withdrawals under Section 403(b) contracts are sub-ject to the limitations under Section 403(b)(11) of the tax code and regula-tions thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988 can only be made if the participant has (1) died; (2) become disabled; (3) attained age 59 1/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more in-formation on these provisions see Federal tax matters.

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the par-ticipant.

As required by Section 830.105 of the Texas Education Code, withdrawal re-quests by participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 70 1/2. A participant in an ORP contract is required to obtain a certifi-cate of termination from the participant's employer before a withdrawal re-quest can be granted.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) Plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See Federal tax matters. A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal.

A plan and applicable law may contain additional withdrawal or transfer re-strictions.

Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a ten-percent excise tax.

Amendment of the contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Commissions
We pay commissions of up to 3.5% of contributions to dealers. In some instanc-es, we may lower commissions on contributions by as much as 3.5% and include a commission of up to .50% of annual contract values (or an equivalent sched-ule). These commissions are not deducted from contributions or account value; they are paid by us.

Ownership
Contractowners have all rights under the contract except those allocated to participants. According to Maine law, the assets of the VAA are held for the exclusive benefit of all contractowners, participants, and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts and active life certificates may not be assigned or transferred except as permit-ted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.

Contractowner questions
The obligations to purchasers under the contracts are those of UNUM/America. Questions about the contract should be directed to us at 1-800-341-0441.

Annuity payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to an annuity payout. The contract provides op-tional forms of payouts of annuities (annuity payout options), each of which is payable on a variable basis, a fixed basis or a combination of both as specified. If the contractowner does not give us instructions, we will apply the participant's account value in the fixed account to a fixed annuity, and account balance in the VAA to a variable annuity.

If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable payout annuities in the VAA in a separate account of Lincoln Life (the variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout on a variable basis. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this Prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we maintain a participant's variable annuity payout in a variable payout divi-sion, we will provide a Prospectus for the variable payout division before the annuity commencement date.

Under qualified plans, any annuity selected must be payable over a period that does not extend beyond the life expectancy of the participant and the benefi-ciary. If the beneficiary is not the participant's spouse, the present value of payments to be made to the participant must be more than 50% of the present value of the total payout to be made to the participant and the beneficiary.

If an annuitant dies before the end of a designated annuity period, the bene-ficiary, if any, or the annuitant's estate will receive any remaining payments due under the annuity option in effect.

Annuity payout options
Note Carefully: Under the Single Life Annuity and Joint Life Annuity options it would be possible for only one annuity payout to be made if the annuitant(s) were to die before the due date of the second annuity payout; only two annuity payouts if the annuitant(s) were to die before the due date of the third annuity payout; and so forth.

Single Life Annuity. Payouts are made monthly during the lifetime of the annu-itant, and the annuity terminates with the last payout preceding death.

Life Annuity With Guaranteed Periods of 10, 15 or 20 Years. Payouts are made monthly during the lifetime of the annuitant with a monthly payout guaranteed to the beneficiary for the remainder of the selected number of years, if the annuitant dies before the end of the period selected. Payouts under this annu-ity option are smaller than a single life annuity without a guaranteed payout period.

Joint Life Annuity. Payouts are made monthly during the joint lifetime of the annuitant and a designated second person.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial with-drawals during the annuity period, an annuitant or beneficiary who has se-lected this annuity option as a variable annuity may request at any time dur-ing the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total with-drawal during the accumulation period and may be subject to a surrender charge. See Charges and deductions and Federal tax matters.

Additional information
Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA.

The annuity commencement date is the date on which we make the first annuity payout to an annuitant. For plans subject to Section 401(a)(9)(B) of the tax code, a beneficiary must select an annuity commencement date that is not later than one year after the date of the participant's death. A participant or contractowner may select an annuity commencement date for the annuitant, which is shown in the retired life certificate. Selection of an annuity commencement date may be affected by the distribution restrictions under the tax code and the minimum distribution requirements under Section 401(a)(9) of the tax code. See Federal tax matters.

You must send us written notice of the selected annuity commencement date, the annuity payout option (including whether fixed or variable), and the annuity conversion amount to be converted on behalf of a participant or beneficiary, at least 30 days before the selected annuity commencement date. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

The annuity conversion amount is either the participant's account balance or a portion thereof, or the death benefit plus interest, as of the annuity payout calculation date. For a fixed annuity, the annuity commencement date is usually one month after the annuity payout calculation date; subsequent payout annuity payments are at one-month intervals from the annuity commencement date. For a variable annuity, the annuity commencement date is ten business days after the initial annuity payout calculation date; subsequent monthly payouts have annuity payout calculation dates which are ten business days prior.

Annuity payout calculation
Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calcu-lation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.

Variable annuity payouts will be determined using:

1. The participant's annuity conversion amount in the VAA as of the initial annuity payout calculation date;

2. The annuity conversion factor in the contract;

3. The annuity payout option selected; and

4. The investment performance of the funds selected.

To determine the amount of annuity payouts, we make this calculation:

1. Determine the dollar amount of the first payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return a specified percentage, as applied to the ap-plicable mortality table. The amount of each annuity payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the spec-ified percentage, the payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the specified per-centage, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect the contractowner, participant and contract. This discussion also does not address other consequences, or state or local tax consequences, associated with the contract. As a result, contractowners and participants should always consult a tax advisor about the application of tax rules to their individual situation.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with the various types of quali-fied plans. Persons planning to use the contract in connection with a quali-fied plan should obtain advice from a competent tax advisor.

Types of qualified contracts and terms of contracts
Contracts may be used in connection with the following types of qualified plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")



 . Public school system and tax-exempt organization annuity plans ("403(b)")

 . Qualified corporate employee pension and profit-sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")


We will amend contracts to be used with a qualified plan as generally necessary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in the contract value until the contractowner or participant receives a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

 . The investments of the VAA must be "adequately diversified" in accordance with the IRS regulations;

 . The right to choose particular investments for a contract must be limited.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are ade-quately diversified. If the VAA fails to comply with the diversification stan-dards, the participant could be required to pay tax currently on the excess of the contract value over the contract contributions. Although we do not control the investments of the underlying investment options, we expect that the un-derlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax limits the contractowner's and participant's rights to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, contractowner and/or participant would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the I.R.S. in any guid-ance that it may issue and whether any such limits will apply to existing con-tracts. We reserve the right to modify the contract without contractowner's or participant's consent to try to prevent the tax law from considering them as the owner of the assets of the VAA.

Taxation of withdrawals and surrenders
Contractowner and/or participant will pay tax on withdrawals to the extent their contract value exceeds contributions in the contract. This income (and all other income from the contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. Contractowner and/or participant will pay tax on a surrender to the extent the amount re-ceived exceeds contributions. In certain circumstances contributions are re-duced by amounts received from the contract that were not included in income.

Tax treatment of qualified plans
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified plan and the plan par-ticipant's specific circumstances, e.g., the participant's compensation.

 . Under most qualified plans, e.g., 403 (b) plans and Traditional IRAs, the participant must begin receiving payments from the contract in certain mini-mum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

 . Loans are allowed under certain types of qualified plans but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) loans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are sub-ject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the participant's income as ordinary income. These taxable distribu-tions will include contributions that were deductible or excludible from in-come. Thus, under many qualified contracts the total amount received is in-cluded in income since a deduction or exclusion from income was taken for con-tributions. There are exceptions. For example, the participant does not in-clude amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a min-imum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes on distributions
The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not im-pose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract purchased. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 . received on or after the participant reaches age 59 1/2,

 . received on or after the participant's death or because of participant's disability (as defined in the tax law),

 . received as a series of substantially equal periodic payments for the par-ticipant's life (or life expectancy), or

 . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally ap-ply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, par-ticipant may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified advisor should always be consulted before contractowner or participant move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 410(a) plans, section 403(a) or (b) plans, HR 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs). The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless participant elects to have the amount directly transferred to certain qualified plans or con-tracts. Before we send a rollover distribution, we will provide the partici-pant with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the participant notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give the participant an explanation of the withholding requirements.

Tax status of UNUM/America

Under existing Federal income tax laws, UNUM/America does not pay tax on in-vestment income and realized capital gains of the VAA. UNUM/America does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal in-come taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpre-tations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of shareholders of the funds. The voting will done according to the instruc-tions of participants that have interests in any subaccounts which invest in the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which the participant has the right to cast will be determined by applying the participants percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish participants with a voting interest in a subaccount with proxy voting materials, reports, and vot-ing instruction forms. Since the funds engage in shared funding, other persons or entities besides UNUM/America may vote fund shares. See Sale of fund shares.

Distribution of the contracts

Lincoln Financial Advisors Corporation (LFA), 1300 South Clinton Street, Fort Wayne, Indiana 46802, is the distributor and principal underwriter of the con-tracts. LFA in turn has entered into selling agreements with independent bro-ker-dealers licensed by state insurance departments to represent us. LFA is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers
(NASD). UNUM/America no longer offers new contracts.

Return privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) af-ter the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.

State regulation

As a life insurance company organized and operated under Maine law, we are subject to provisions governing life insurers and to regulation by the Maine Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Maine In-surance Department at all times. A full examination of our operations is con-ducted by that department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, Lincoln Life is responsible for maintaining all records and accounts relating to the VAA. Lincoln Life has entered into an agreement with the Delaware Management Compa-ny, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to the contractowner, at its last known address of record at our offices, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other information

Contract deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of de-activation. We will give the contractowner and participants at least ninety days notice of the deactivation date.

Delay in payments. We may delay payments from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account. Contract pro-ceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when the market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethi-cal standards covering the various aspects of sales and services for individu-ally sold life insurance and annuities.

Preparing for Year 2000

Lincoln Life, as noted above, is responsible for administering the contracts and the VAA on behalf UNUM/America. Lincoln Life's responsibilities include the operation of the computer systems related to the VAA, which are distinct from those used by UNUM/America in its other operations. Many existing com-puter programs use only two digits in the date filed to identify the year. If left uncorrected, these programs, which were designed and developed without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after Decem-ber 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millennium Bug".

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go unde-tected for a long time. For our products, if left unchecked it could cause such problems as purchase payment collection and deposit errors; claim payment difficulties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations both of Lincoln Life and of Delaware Service Company Inc. (Delaware), the provider of the accounting and valuation services for the VAA.

However, both companies are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steer-ing committees that are answerable to their counterparts in LNC.

In light of the potential problems discussed above, Lincoln Life, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the VAA. Dela-ware is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized in four phases:

 . awareness-raising and inventory of all assets (including third-party agent and vendor relationships)

 . assessment and high-level planning and strategy

 . remediation of affected systems and equipment; and

 . testing to verify Year 2000 readiness.

Both companies are currently on schedule to have their high-priority IT systems remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999, additional testing of the environment will continue. Both companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.

Table of contents for
statement of additional
information

                                            Page
------------------------------------------------
Definitions                                   2
------------------------------------------------
Determination of Variable Annuity Payments    3
------------------------------------------------
Performance Calculations                      4
------------------------------------------------
Tax Law Considerations                        7

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty in-clude (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems; and non-com-pliance by third parties whose systems and operations impact Lincoln Life. In a report dated February 26, 1999, entitled, Investigating the Impact of Year 2000 Technology Problem, S. Prt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial services firms...are particularly vulnerable to...the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations".

One important key source of uncertainty is the extent to which the key trading partners of Lincoln Life and Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitoring the process of their partners; however, the efforts of these partners are be-yond our control.

Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior December 31, 1999. However, given the nature and com-plexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.


                           Page
-------------------------------
Distribution of Contracts    9
-------------------------------
Custodian                    9
-------------------------------
Experts                      9
-------------------------------
Financial Statements        10

                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 1999

                            GROUP ANNUITY CONTRACTS
                   FUNDED THROUGH THE INVESTMENT DIVISIONS OF
                             VA-I SEPARATE ACCOUNT
                                       OF
                     UNUM LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE ANNUITY II

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   2
Determination of Variable Annuity Payments.................................   3
Performance Calculations...................................................   4
Tax Law Considerations.....................................................   7
Distribution of Contracts..................................................   9
Custodian..................................................................   9
Experts....................................................................   9
Financial Statements.......................................................  10

This Statement of Additional Information (SAI) is not a prospectus. It should be read along with the prospectus for the Group Annuity Contracts (the "Contracts"), dated May 1, 1999.

A copy of the prospectus to which this SAI relates is available at no charge by writing to P.O. Box 9740, Portland, Maine 04104 Attention: Tax Deferred Annuities, or by calling (800) 341-0441.


80026

                                  DEFINITIONS

ANNUITANT: The person receiving annuity payments under the terms of this Contract.

ANNUITY COMMENCEMENT DATE: The date on which UNUM/America makes the first annuity payment to the Annuitant as required by the Retired Life Certificate. This date, as well as the date each subsequent annuity payment is made, will be the first day of a calendar month.

ANNUITY CONVERSION AMOUNT: The amount applied toward the purchase of an Annuity.

ANNUITY CONVERSION FACTOR: The factor applied to the Annuity Conversion Amount in determining the dollar amount of an Annuitant's annuity payments for Guaranteed Annuities or the initial payment for Variable Annuities.

ANNUITY PAYMENT CALCULATION DATE: For Guaranteed Annuities, this is the first day of a calendar month. For Variable Annuities, this is the Valuation Date ten
(10) business days prior to the first day of a calendar month.

ANNUITY PERIOD: The period concurrent with or following the Accumulation Period, during which an Annuitant's annuity payments are made.

ANNUITY UNIT: An accounting unit of measure that is used in calculating the amounts of annuity payments to be made from a Sub-Account during the Annuity Period.

ANNUITY UNIT VALUE: The dollar value of an Annuity Unit in a Sub-Account on any Valuation Date.

CODE: The Internal Revenue Code of 1986, as amended.

PAYOUT ANNUITY: A series of payments paid out under the terms of the Contract as either a Guaranteed Annuity or as a Variable Annuity.

PLAN: The retirement program offered by an Employer to its employees to accumulate funds for retirement.

VARIABLE ANNUITY: An annuity with payments that increase or decrease in accordance with the investment results of the selected Sub-Accounts.

                   DETERMINATION OF VARIABLE ANNUITY PAYMENTS

As stated in the prospectus, the amount of each Variable Annuity payment will vary depending on investment experience.

The initial payment amount of the Annuitant's Variable Annuity for each Sub-Account is determined by dividing his Annuity Conversion Amount in each Sub-Account as of the initial Annuity Payment Calculation Date by the Applicable Annuity Conversion Factor as defined as follows:

The Annuity Conversion Factors which are used to determine the initial payments are based on the 1983 Individual Annuity Mortality Table, and an interest rate in an integral percentage ranging from zero to six percent (0 to 6.00%) as selected by the Annuitant.

The amount of the Annuitant's subsequent Variable Annuity payment for each Sub-Account is determined by:

(a) Dividing the Annuitant's initial Variable Annuity payment amount by the Annuity Unit Value for that Sub-Account selected for his interest rate option as described above as of his initial annuity Payment Calculation Date; and

(b) Multiplying the resultant number of annuity units by the Annuity Unit Values for the Sub-Account selected for his interest rate option for his respective subsequent Annuity Payment Calculation Dates.

Each subsequent Annuity Unit Value for a Sub-Account for an interest rate option is determined by:

    Dividing the Accumulation Unit Value for the Sub-Account as of subsequent Annuity Payment Calculation Date (APCD) by the Accumulation Unit Value for the Sub-Account as of the immediately preceding APCD;

    Dividing the resultant factor by one (1.00) plus the interest rate option to the n/365 power where n is the number of days from the immediately preceding APCD to the subsequent APCD; and

    Multiplying this factor times the Annuity Unit Value as of the immediately preceding APCD.

               Illustration of Calculation of Annuity Unit Value

     Annuity Unit Value as of immediately preceding Annuity Payment
 1.   Calculation Date.............................................   $11.0000
     Accumulation Unit Value as of Annuity Payment Calculation
 2.   Date.........................................................   $20.0000
 3.  Accumulation Unit Value as of immediately preceding Annuity
      Payment Calculation Date.....................................   $19.0000
 4.  Interest Rate.................................................       6.00%
 5.  Interest Rate Factor (30 days)................................     1.0048
 6.  Annuity Unit Value as of Annuity Payment Calculation Date =
      1 times 2 divided by 3 divided by 5..........................   $11.5236

                        Illustration of Annuity Payments

 1.  Annuity Conversion Amount as of Participant's initial Annuity
      Payment Calculation Date.....................................   $100,000.00
 2.  Assumed Annuity Conversion Factor per $1 of Monthly Income for
      an individual age 65 selecting a Single Life Annuity with As-
      sumed Interest Rate of 6%....................................   $    138.63
 3.  Participant's initial Annuity Payment = 1 divided by 2........   $    721.34
 4.  Assumed Annuity Unit Value as of Participant's initial Annuity
      Payment Calculation Date.....................................   $   11.5236
 5.  Number of Annuity Units = 3 divided by 4......................       62.5968
 6.  Assumed Annuity Unit Value as of Participant's second Annuity
      Payment Calculation Date.....................................   $   11.9000
 7.  Participant's second Annuity Payment = 5 times 6..............   $    744.90

                            PERFORMANCE CALCULATIONS

Standard Total Return Calculation

The VAA may advertise average annual total return information calculated according to a formula prescribed by the Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical Contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed Contribution of $1,000 allocated to a Sub-Account at the beginning of each period and surrender or withdrawal of the value of that amount at the end of each specified period, giving effect to any CDSC and all other charges and fees applicable under the Contract. The effect of the Annual Administration Charge for a period is determined by dividing the total amount of such charges collected in the previous year by the total average net assets of the accounts for the previous year, as of the previous month ended; accounts include accounts available under Variable Annuity II of UNUM/America and under corresponding accounts of Lincoln Life, pending assumption reinsurance by Lincoln Life of Variable Annuity II contracts issued through such corresponding accounts. This method of calculating performance further assumes that (i) a $1,000 Contribution was allocated to a Sub-Account and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical Contribution that would compare the Accumulation Unit value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

  T = (ERV/C) 1/n - 1

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical Contribution of $1,000 made at the beginning of the applicable period, where C equals a hypothetical Contribution of $1,000, and where n equals the number of years.

For Sub-Account average annual total return information calculated according to the formula prescribed by the SEC, see "Sub-Account Performance."

Non-Standardized Calculation of Total Return Performance

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. Such non-standard performance information may be based on the historical performance of a Fund and adjusted to reflect some or all of the fees and charges imposed under a Contract.

The VAA may also present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical Contribution will not include any CDSC. Consistent with the long-term investment and retirement objectives of the Contract, this total return presentation assumes either (i) investment in the Contract continues beyond the Accumulation Period and/or (ii) one or more of the conditions for Total or Partial Withdrawal without incurring a CDSC are met. The VAA may also present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical Contribution will not include either the CDSC or the Annual Administration Charge. The total return percentage under both of these non-standardized methods will be higher than that resulting from the standardized method.

The Sub-Accounts also may present total return information calculated by subtracting a Sub-Account's Accumulation Unit Value at the beginning of a period from the Accumulation Unit Value of that Sub-Account at the end of the period and dividing that difference (in that Sub-Account's Accumulation Unit Value) by the Accumulation Unit Value of that Sub-Account at the beginning of the period. This computation results in a total growth rate for the specified period which we annualize in order to obtain the average annual percentage change in the Accumulation Unit Value for the period used. This method of calculating performance does not take into account CDSC, the Annual Administration Charge or premium taxes, and assumes no transfers. Such percentages would be lower if these charges were included in the calculation.

In addition, the VAA may present actual aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the VAA for the specified period.

For information regarding the historical performance of the Funds adjusted for the fees and charges imposed under a Contract, see "Historical Fund Performance Adjusted for Variable Annuity Account and Contract Fees and Charges."

Performance Information

The tables below provide performance information for each Sub-Account for specified periods ending December 31, 1998. This information does not indicate or represent future performance.

Total Return

Total returns quoted in sales literature or advertisements reflect all aspects of a Sub-Account's return. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Sub-Account over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline had been constant over the period. Contractholders and participants should recognize that average annual returns represent averaged returns rather than actual year-to-year performance.

Sub-Account Performance

Table A below assumes a hypothetical investment of $1,000 at the beginning of the period in the Sub-Account investing in the applicable Fund and withdrawal of the investment on 12/31/98. The rates reflect the mortality and expense risk charge, the withdrawal charge and a pro rata portion of the Annual Administration Charge. Table A shows Sub-Account average annual total return information calculated according to the formula prescribed by the SEC. This information does not indicate or represent future performance.

       TABLE A SUB-ACCOUNT STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                              SUB-                                 LIFE OF SUB-
                              ACCOUNT   1 YEAR   3 YEARS  5 YEARS  ACCOUNT
                              INCEPTION ENDING   ENDING   ENDING   ENDING
                              DATE      12/31/98 12/31/98 12/31/98 12/31/98
                              --------- -------- -------- -------- ------------
Asset Manager
(Fidelity VIP II: Asset Man-
ager)                         05/01/91     6.84%  12.96%    9.08%     10.79%
Socially Responsible
(Calvert Social Balanced
Portfolio)                    05/02/94     7.97   12.52      N/A      13.69
Balanced
(American Century VP Bal-
anced)                        05/01/91     7.51   10.87    10.14       9.39
Equity-Income
(Fidelity VIP Equity-Income)  05/02/94     3.66   13.98      N/A      16.86
Index Account
(Dreyfus Stock Index)         12/12/89    19.06   23.70    20.57      15.10
Growth I
(Fidelity VIP Growth)         05/01/91    29.54   21.42    18.78      18.43
Growth II
(American Century VP Capital
Appreciation)                 05/01/91    -9.14   -6.42     0.71       3.22
International Stock
(T. Rowe Price International
Stock Portfolio)              05/02/94     7.59    7.47      N/A       6.54
Small Cap
(Dreyfus Small Cap)           05/02/94   -10.33    5.99      N/A      10.29

Historical Fund Performance Adjusted for Variable Annuity Account and Contract Fees and Charges


Performance information for the periods prior to the date the Sub-Accounts commenced operations will be calculated based on the performance of the Funds and the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the Funds, with the Contract charges that were in effect during the time periods shown. This performance information is referred to as "adjusted" performance information. This information does not indicate or represent future performance.

Table B below assumes a hypothetical investment of $1,000 at the beginning of the period in the Sub-Account investing in the applicable fund and withdrawal of the investment on 12/31/98. The rates reflect the mortality and expense risk charge but do not reflect a withdrawal charge or deduction of the pro rata portion of the Annual Administration Charge because certain contracts and participants are not assessed such a charge.

TABLE B -- SUB-ACCOUNT ADJUSTED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL AND NO ANNUAL ADMINISTRATION CHARGE

                                                                        LIFE
                          FUND      1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                          INCEPTION ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/98 12/31/98 12/31/98 12/31/98 12/31/98
                          --------- -------- -------- -------- -------- --------
Asset Manager
(Fidelity VIP II: Asset
Manager)                  09/06/89   13.68%   15.34%   10.47%     N/A    11.58%
Socially Responsible
(Calvert Social Balanced
Portfolio)                09/02/86   14.89    14.89    13.20    11.52%   10.27
Balanced
(American Century VP
Balanced)                 05/01/91   14.39    13.20    11.53      N/A    10.30
Equity-Income
(Fidelity VIP Equity-
Income)                   10/09/86   10.30    16.38    17.35    14.24    13.04
Index Account
(Dreyfus Stock Index)     09/29/89   26.68    26.30    22.10      N/A    15.67
Growth I
(Fidelity VIP Growth)     10/09/86   37.83    23.97    20.28    17.98    15.94
Growth II
(American Century VP
Capital Appreciation)     11/20/87   -3.32    -4.45     1.99     7.37     6.93
International Stock
(T. Rowe Price
International Stock
Portfolio)                03/31/94   14.48     9.73      N/A      N/A     8.35
Small Cap
(Dreyfus Small Cap)       08/31/90   -4.59     8.22    11.52      N/A    35.59

Table C below shows total return information on a calendar year basis. The rates of return shown reflect the mortality and expense risk charge but do not reflect the withdrawal charge or deduction of the pro rata portion of the Annual Administration Charge because certain Contracts and Participants are not assessed such a charge.

TABLE C -- ADJUSTED CALENDAR YEAR ANNUAL RETURN ASSUMING NO WITHDRAWAL AND NO ANNUAL ADMINISTRATION CHARGE *

                      1989  1990   1991   1992  1993  1994  1995  1996  1997  1998
                      ----- ------ ------ ----- ----- ----- ----- ----- ----- -----
Asset Manager            na   5.45  21.11 10.53 19.60 -7.20 15.57 13.24 19.20 13.68
Socially Responsible  19.53   2.94  15.02  6.33  6.72 -4.39 28.24 11.28 18.64 14.89
Balanced                 na     na     na -7.17  6.38 -0.58 19.68 10.81 14.42 14.39
Equity-Income         15.95 -16.29  29.88 15.50 16.89  5.80 33.49 12.92 26.57 10.30
Index                    na  -4.69  28.29  5.82  8.02 -0.32 35.16 21.09 31.36 26.68
Growth I              29.95 -12.78  43.78  8.00 17.94 -1.21 33.75 13.35 22.00 37.83
Growth II             27.17  -2.40  40.18 -2.52  8.99 -2.34 29.55 -5.43 -4.42 -3.32
International Stock      na     na     na    na    na    na  9.86 13.34  1.86 14.48
Small Cap                na     na 156.65 69.25 66.31  6.47 27.85 15.22 15.35 -4.59

*The above calendar-year returns assume a hypothetical investment of $1,000 on January 1 of the first full calendar year that the underlying fund was in existence. The returns assume that the money will be left on account until retirement and thus no CDSC will be deducted. Returns are provided for years before the fund was an available investment option under the contract. Returns for those periods reflect a hypothetical return as if those funds were available under the contract, and reflect the deduction of the mortality and expense risk charge. The returns do not reflect deductions for the pro rata portion of the Annual Administration Charge or the CDSC.

SEC regulations require that any product performance data be accompanied by standardized performance data.

                             TAX LAW CONSIDERATIONS

Retirement Programs:

Participants are urged to discuss the income tax considerations of their retirement plan with their tax advisors. In many situations special rules may apply to the plans and/or to the participants. See the Prospectus for a more complete discussion of tax considerations and for limitations on the following discussion.

Contributions to retirement programs subject to Sections 401(a), 403(b), and 408 may be excludable from a Participant's reportable gross income if the Contributions do not exceed the limitations imposed under the Code. Certain plans allow employees to make Elective Salary Deferral Contributions. Certain Plans allow Employers to make Contributions. The information below is a brief summary of some of the important federal tax considerations that apply to retirement plans. When there is a written Plan, often the Contribution limits, withdrawal rights and other provisions of the Plan may be more restrictive than those allowed by the Code.

                    Elective Salary Deferral Contributions:

For calendar years 1998 and 1999 the maximum elective salary deferral contributions to a 401(k) Plan which is a type of 401(a) Plan is limited to $10,000; for a 403(b) plan the limit is $10,000 unless the employee is a qualified employee.

                Total Salary Deferral & Employer Contributions:

QUALIFIED RETIREMENT PLAN -- 401(a) PLAN

The Code limits the Contributions to a defined contribution 401(a) plan to the lesser of $30,000 or 25% of compensation.

TAX SHELTERED ANNUITY PLAN -- 403(b) PLAN

Total Contributions which include both salary deferral contributions and employer contributions are also limited.

The combined limit is:

(a) the amount determined by multiplying 20 percent of the employee's includable compensation by the number of years of service, over

(b) the aggregate of the amount contributed by the employer for annuity con-tracts and excludable from the gross income of the employee for the prior taxable year.

Therefore, if the maximum exclusion allowance is less than $10,000 a year, the employee's elective deferrals plus any other employer contributions cannot exceed this lesser amount.

Section 415 of the Code imposes limitations with respect to annual contributions to all Section 403(b) programs, qualified plans and simplified employee pensions maintained by the Employer. A Participant's annual contributions to these programs and defined contribution plans generally cannot exceed the lesser of $30,000 or 25 percent of the employee's compensation. This amount is subject to the maximum exclusion allowance and the salary deferral amount limitations.

INDIVIDUAL RETIREMENT ACCOUNT -- IRA OR 408 PLAN

For IRA's, the maximum deductible contribution is the lesser of $2,000 or 100% of taxable income. The $2,000 is increased to $4,000 when the IRA covers the taxpayer and a non-working spouse.

Transfers and Rollovers:

Participants who receive distributions from their 401(a) or 403(b) contract may transfer the amount not representing employee contributions to an Individual Retirement Account or Annuity (IRA) or another Section 401(a) or 403(b) program without including that amount in gross income for the taxable year in which paid. Note 401(a) distributions may not be transferred to a 403(b) plan or vice versa. If the amount is paid directly to an acceptable rollover account, UNUM/America is not required to withhold any amount. In order for the distribution to qualify for rollover, the distribution must be made on account of the employee's death, after the employee attains age 59 1/2, on account of the employee's separation from service, or after the employee has become disabled. The distribution cannot be part of a series of substantially equal payments made over the life expectancy of the employee or the joint life expectancies of the employee and his or her spouse or made for a specified period of 10 years or more. The rollover must be made within sixty days of the distribution to avoid taxation.

Pursuant to Revenue Ruling 90-24, a Participant, to the extent permitted by any applicable Contract or Plan, may transfer funds between Section 403(b) investment vehicles, including both Section 403(b)(1) annuity contracts and
Section 403(b)(7) custodial accounts. Any amount transferred must continue to be subject to withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. UNUM/America considers any total or partial transfer from a UNUM/America investment vehicle to a non-UNUM/America investment vehicle to be a withdrawal.

Once every twelve months a participant in an IRA may roll the money from one IRA to another IRA.

If the rollover amount is paid directly to the Participant, the amount distributed may be subject to a 20% federal tax withholding.

Excise Tax on Early Distributions:

Section 72(t) of the Code provides that any distribution made to a Participant in a 401(a), 403(b) or 408 plan other than on account of the following events will be subject to a 10 percent excise tax on the taxable amount distributed:

a) the employee has attained age 59 1/2;

b) the employee has died;

c) the employee is disabled;

d) the employee is 55 and has separated from service (Does not apply to IRA's).

Distributions which are received as a life annuity where payment is made at least annually will not be subject to an excise tax. Certain amounts paid for medical care may also not be subject to an excise tax. Distributions from 408 Plans may qualify for additional exceptions.

Minimum Distribution Rules:

The value in a contract under Sections 401(a), 403(b) and 408 are subject to the distribution rules provided in Section 401(a)(9) of the Code. Generally, that section requires that an employee must begin receiving distributions of his post-1986 balance by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2. Such distributions must not exceed the life expectancy of the employee or the life expectancy of such employee and the designated beneficiary (as defined under the plan). For 403(b) and 401(a) Plans, an employee must begin receiving distributions by April 1 of the calendar year following the later of (a) the calendar year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires (other than a more-than-5% owner).

Additionally, distribution of an employee's entire account balance (including pre-1987 funds) must satisfy the minimum distribution incidental benefit requirement. In general, this requires that death and other non-retirement benefits payable under the above plans be incidental to the primary purpose of the program which is to provide deferred compensation to the employee. A payee is subject to a penalty for failing to receive the required minimum annual distribution. Section 4974(a) of the Code provides that a payee will be subject to a penalty equal to 50 percent of the amount by which the required minimum distribution exceeds the actual amount distributed during the taxable year.

Additional information on federal income taxation is included in the prospectus.

                           DISTRIBUTION OF CONTRACTS

Lincoln Financial Advisors Corporation (LFA), an indirect subsidiary of LNC, is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. LFA is the Variable Investment Division's principal underwriter.

UNUM Sales Corporation, which served as the principal underwriter to the VAA prior to October 1, 1996, received underwriting commissions from UNUM/America of $4,223,000 in 1996. LFA, which became principal underwriter on October 1, 1996, received no underwriting commissions from UNUM/America prior to December 31, 1998.

                                   CUSTODIAN

UNUM/America is the custodian for the Fund's shares owned by the VAA. The Fund's shares are held in uncertificated form separate and apart from UNUM/America's other assets.

                                    EXPERTS

The financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 of UNUM/America and the financial statements as of December 31, 1998 and for each of the two years in the period ended December 31, 1998 of VAA included in this SAI have been included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                             FINANCIAL STATEMENTS

This SAI contains financial statements for the VAA, as of December 31, 1998 and for the two years then ended.

The financial statements of UNUM/America which are included in this SAI, should be considered only as bearing on the ability of UNUM/America to meet its obligations under the Contracts. The financial statements of UNUM/America are presented in accordance with generally accepted accounting principles.

                       REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
UNUM Life Insurance Company of America and
 Contract owners of UNUM Life Insurance
 Company of America VA-1 Separate Account

We have audited the accompanying statement of assets and liabilities of UNUM Life Insurance Company of America VA-1 Separate Account as of December 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UNUM Life Insurance Company of America VA-1 Separate Account at December 31, 1997, and the results of its operations and changes in net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                         Coopers & Lybrand, LLP

Portland, Maine
April 10, 1998

Report of Independent Accountants

Board of Directors
UNUM Life Insurance Company of America and
Contract owners of UNUM Life Insurance
Company of America VA-1 Separate Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of UNUM Life Insurance Company of America VA-1 Separate Account at December 31, 1998, and the results of their operations for each of the years in the two year period then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsi-bility is to express an opinion on these financial statements based on our au-dits. We conducted our audits of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evi-dence supporting the amounts and disclosures in the financial statements, as-sessing the accounting principles used and significant estimates made by man-agement, and evaluating the overall financial statement presentation. We be-lieve that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
Portland, Maine
April 12, 1999

VA-1 Separate Account of UNUM Life Insurance Company of America

Statement of assets and liabilities

December 31, 1998

                                                                  American
                                                                  Century
                                           Dreyfus     Dreyfus    VP Capital
                                           Stock Index Small  Cap Appreciation
                               Combined    Fund        Portfolio  Portfolio
------------------------------------------------------------------------------
Assets
 . Investments at market       $29,347,061 $5,642,728  $2,741,670  $1,017,998
------------------------------
Liabilities
 . Contract charge payable to
   UNUM Life Insurance Company
   of America                          958        186          87          33
------------------------------ ----------- ----------  ----------  ----------
Net Assets                     $29,346,103 $5,642,542  $2,741,583  $1,017,965
------------------------------ =========== ==========  ==========  ==========
Percent of Net Assets              100.00%     19.23%       9.34%       3.47%
------------------------------ =========== ==========  ==========  ==========





See notes to financial statements.

                                              Calvert
 American               VIPF II    VIPF       Responsibility               VIPF
 Century     VIPF       Asset      Equity-    Invested       T. Rowe Price Money
 VP Balanced Growth     Manager    Income     Balanced       International Market
 Portfolio   Portfolio  Portfolio  Portfolio  Portfolio      Series        Portfolio
----------------------------------------------------------------------------------------

 $1,034,226  $9,571,512 $4,735,629 $3,306,665    $274,495     $1,021,846    $  292


         34         313        155        108           9             33         0
 ----------  ---------- ---------- ----------    --------     ----------    ------
 $1,034,192  $9,571,199 $4,735,474 $3,306,557    $274,486     $1,021,813    $  292
 ==========  ========== ========== ==========    ========     ==========    ======
      3.52%      32.61%     16.14%     11.27%       0.94%          3.48%     0.00%
 ==========  ========== ========== ==========    ========     ==========    ======

VA-1 Separate Account of UNUM Life Insurance Company of America

Statement of operations and changes in net assets




                                                        Dreyfus
                             Combined                   Stock Index Fund
                             -------------------------  -----------------------
                             Year Ended December 31,    Year Ended December 31,
                             -------------------------  -----------------------
                             1998        1997           1998       1997
--------------------------------------------------------------------------------
Net investment income:
 . Dividends from
   investment income         $ 2,001,739 $  11,609,334  $   75,638 $    400,268
---------------------------
Less contract charges--
 mortality and expense fees
 to UNUM Life Insurance
 Company of America              315,622     1,460,336      57,509      244,439
---------------------------  ----------- -------------  ---------- ------------
Net investment income          1,686,117    10,148,998      18,129      155,829
 --------------------------
Net realized and unrealized
 gain (losses) on
 investments
 . Net realized gains
   (losses)                      932,046    84,288,163     296,293   21,005,485
 . Net change in unrealized
   gains (losses)              2,021,335   (72,388,590)    788,189  (14,602,042)
---------------------------  ----------- -------------  ---------- ------------
                               2,953,381    11,899,573   1,084,482    6,403,443
---------------------------  ----------- -------------  ---------- ------------
Net increase (decrease) in
 net assets resulting from
 operations                    4,639,498    22,048,571   1,102,611    6,559,272
---------------------------
Net increase (decrease) in
 net assets from principal
 transactions                    221,395  (477,437,974)    409,030  (71,856,754)
---------------------------  ----------- -------------  ---------- ------------
Net increase (decrease) in
 net assets                    4,860,893  (455,389,403)  1,511,641  (65,297,482)
---------------------------
Net assets at beginning of
 year                         24,485,210   479,874,613   4,130,901   69,428,383
---------------------------  ----------- -------------  ---------- ------------
Net assets end of year       $29,346,103 $  24,485,210  $5,642,542 $  4,130,901
---------------------------  =========== =============  ========== ============



See notes to financial statements.

                           American
                           Century                   American
 Dreyfus                   VP Capital                Century
 Small Cap                 Appreciation              VP Balanced
 Portfolio                 Portfolio                 Portfolio
 ------------------------  ------------------------  ------------------------
 Year Ended December 31,   Year Ended December 31,   Year Ended December 31,
 ------------------------  ------------------------  ------------------------
 1998        1997          1998        1997          1998        1997
----------------------------------------------------------------------------------

 $   55,632  $    172,089  $   64,048  $    298,444  $  133,045  $    532,348

     34,037       149,081      13,865       106,495      11,983        65,726
 ----------  ------------  ----------  ------------  ----------  ------------
     21,595        23,008      50,183       191,949     121,062       466,622

     76,149     5,584,265     (64,757)      961,039      53,953     4,334,554
   (263,969)   (5,348,017)    (43,246)   (1,947,468)    (38,701)   (3,828,054)
 ----------  ------------  ----------  ------------  ----------  ------------
   (187,820)      236,248    (108,003)     (986,429)     15,252       506,500
 ----------  ------------  ----------  ------------  ----------  ------------

   (166,225)      259,256     (57,820)     (794,480)    136,314       973,122

    (19,586)  (43,691,589)   (289,298)  (35,240,733)   (182,852)  (24,950,585)
 ----------  ------------  ----------  ------------  ----------  ------------
   (185,811)  (43,432,333)   (347,118)  (36,035,213)    (46,538)  (23,977,463)
  2,927,394    46,359,727   1,365,083    37,400,296   1,080,730    25,058,193
 ----------  ------------  ----------  ------------  ----------  ------------
 $2,741,583  $  2,927,394  $1,017,965  $  1,365,083  $1,034,192  $  1,080,730
 ==========  ============  ==========  ============  ==========  ============

VA-1 Separate Account of UNUM Life Insurance Company of America


                                                       VIPF II
                             VIPF                      Asset
                             Growth                    Manager
                             Portfolio                 Portfolio
                             ------------------------  ------------------------
                             Year Ended December 31,   Year Ended December 31,
                             ------------------------  ------------------------
                             1998       1997           1998        1997
--------------------------------------------------------------------------------
Net investment income:
 . Dividends from
   investment income         $  932,283 $   2,199,358  $  537,026  $  5,413,065
---------------------------
Less contract charges--
 mortality and expense fees
 to UNUM Life Insurance
 Company of America              93,969       387,877      53,331       272,946
---------------------------  ---------- -------------  ----------  ------------
Net investment income           838,314     1,811,481     483,695     5,140,119
---------------------------
Net realized and unrealized
 gain (losses) on
 investments
 . Net realized gains
   (losses)                     371,031    31,805,007      68,559    11,950,401
 . Net change in unrealized
   gains (losses)             1,395,418   (25,720,364)     24,192   (12,947,511)
---------------------------  ---------- -------------  ----------  ------------
                              1,766,449     6,084,643      92,751      (997,110)
                             ---------- -------------  ----------  ------------
Net increase (decrease) in
 net assets resulting from
 operations                   2,604,763     7,896,124     576,446     4,143,009
---------------------------
Net increase (decrease) in
 net assets from principal
 transactions                    39,833  (136,643,911)    (73,959)  (93,969,435)
---------------------------  ---------- -------------  ----------  ------------
Net increase (decrease) in
 net assets                   2,644,596  (128,747,787)    502,487   (89,826,426)
---------------------------
Net assets at beginning of
 year                         6,926,603   135,674,390   4,232,987    94,059,413
---------------------------  ---------- -------------  ----------  ------------
Net assets end of year       $9,571,199 $   6,926,603  $4,735,474  $  4,232,987
---------------------------  ========== =============  ==========  ============



See notes to financial statements.

                          Calvert
                          Responsibly           T. Rowe                   VIPF
 VIPF                     Invested              Price                     Money
 Equity-Income            Balanced              International             Market
 Portfolio                Portfolio             Series                    Portfolio
 -----------------------  --------------------  ------------------------  ------------------------
                          Year Ended December
 Year Ended December 31,  31,                   Year Ended December 31,   Year Ended December 31,
 -----------------------  --------------------  ------------------------  ------------------------
 1998       1997          1998     1997         1998        1997          1998        1997
-------------------------------------------------------------------------------------------------------

 $  168,088 $  2,554,416  $ 19,829 $    10,786  $   16,038  $     23,140  $      112  $      5,420

     36,164      158,087     2,697      13,776      12,067        61,909           0             0
 ---------- ------------  -------- -----------  ----------  ------------  ----------  ------------
    131,924    2,396,329    17,132      (2,990)      3,971       (38,769)        112         5,420


     91,631    6,413,527     3,283     168,338      35,904     2,065,547           0             0
     60,326   (5,861,037)    7,320     (38,059)     91,806    (2,096,038)          0             0
 ---------- ------------  -------- -----------  ----------  ------------  ----------  ------------
    151,957      552,490    10,603     130,279     127,710       (30,491)          0             0
 ---------- ------------  -------- -----------  ----------  ------------  ----------  ------------

    283,881    2,948,819    27,735     127,289     131,681       (69,260)        112         5,420

    360,009  (47,608,285)   99,109  (4,646,914)   (115,309)  (18,430,166)     (5,582)     (399,602)
 ---------- ------------  -------- -----------  ----------  ------------  ----------  ------------
    643,890  (44,659,466)  126,844  (4,519,625)     16,372   (18,499,426)     (5,470)     (394,182)
  2,662,667   47,322,133   147,642   4,667,267   1,005,441    19,504,867       5,762       399,944
 ---------- ------------  -------- -----------  ----------  ------------  ----------  ------------
 $3,306,557 $  2,662,667  $274,486 $   147,642  $1,021,813  $  1,005,441  $      292  $      5,762
 ========== ============  ======== ===========  ==========  ============  ==========  ============

VA-1 Separate Account of UNUM Life Insurance Company of America

Notes to Financial Statements

Note 1. Organization and Accounting Policies

Organization: VA-1 Separate Account of UNUM Life Insurance Company of America ("UNUM America") is registered under the Investment Company Act of 1940. The Separate Account was established in accordance with the laws of the State of Maine. Its registration statement became effective in December, 1989. The as-sets are held for the exclusive benefit of the variable annuity contract own-ers and may not be used to satisfy any obligations that may arise from any other business conducted by UNUM America. Any excess of assets over reserves and other contract liabilities may be transferred to UNUM America's General Account. Principal markets are hospitals and not-for-profit organizations lo-cated throughout the United States of America, with specific concentrations in the states of New York and California.

On October 1, 1996, UNUM America completed the sale of its group tax-sheltered annuity ("TSA") business to The Lincoln National Life Insurance Company ("Lin-coln Life") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"), a wholly owned subsidiary of Lincoln Life. The sale involved Separate Account Assets of approximately $436,590,000. The contracts have initially been reinsured on an indemnity basis. Upon consent of the TSA contractholders and/or participants, the contracts are considered reinsured on an assumption basis, legally releasing UNUM America from future contractual obligation to the respective contractholders and/or participants. Assets attributable to such participants' contracts are then transferred to separate accounts of Lin-coln Life and Lincoln New York. Assets attributable to contracts of partici-pants with respect to which such consent is not obtained will remain in the Separate Account. During 1998 and 1997, the net assets of the Separate Account decreased by approximately $1,300,000 and $502,568,000, respectively, from no-vations of assets to the Separate Accounts of Lincoln Life and Lincoln Life New York. Lincoln Financial Advisors Corporation, a non-affiliate, acted as distributor and principal underwriter of the Separate Account.

Investments: In accordance with the terms of the variable annuity contracts, all payments transferred to the Separate Account by contract owners are allo-cated to purchase shares of either Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund: Small Cap Portfolio (Dreyfus Small Cap Portfolio), American Century Variable Portfolios: American Century VP Capital Appreciation (Ameri-can Century VP Capital Appreciation Portfolio) and American Century VP Bal-anced (American Century VP Balanced Portfolio), Fidelity's Variable Insurance Products Fund: Growth Portfolio (VIPF Growth Portfolio) and Equity-Income Portfolio (VIPF Equity-Income Portfolio). Fidelity's Variable Insurance Prod-ucts II: Asset Manager Portfolio (VIPF II Asset Manager Portfolio), Calvert Responsibly Invested Balanced Portfolio or T. Rowe Price International Series, Inc. (T. Rowe Price International Series) (the Funds). Fidelity's Variable In-surance Product Funds: Money Market Portfolio (VIPF Money Market Portfolio) is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order in-structions, the payments transferred to VIPF Money Market Portfolio are allo-cated to purchase shares of one of the above funds.

The Separate Account is fully invested in shares of Dreyfus Stock Index Fund, Dreyfus Small Cap Portfolio, American Century VP Capital Appreciation Portfo-lio, American Century VP Balanced Portfolio, VIPF Growth Portfolio, VIPF II Asset Manager Portfolio, VIPF Equity-Income Portfolio, Calvert Responsibly In-vested Balanced Portfolio, T. Rowe Price International Series and VIPF Money Market Portfolio, which are carried at market value. Security transactions are recorded on the trade date. All contracts participating in the Separate Ac-count are in the accumulation phase. Dividends are fully reinvested and imme-diately credited to participant accounts with the exception of the VIPF Money Market Portfolio which is invested monthly. Unrealized gains and losses repre-sent the difference between the cost and market value of invested assets. Re-alized gains and losses are reported on an average cost basis. Gross unrealized gains for all investments were $7,001,829 and $4,936,088 as of De-cember 31, 1998 and 1997, respectively. Gross unrealized losses for all in-vestments were $50,717 and $7,471 as of December 31, 1998 and 1997, respec-tively.

The market value and cost of investments at December 31, 1998, was distributed as follows:

                                              Market Value
                                              Shares      Share Price Cost
-------------------------------------------------------------------------------
Dreyfus Stock Index Fund..................... 173,515.630   $32.52    3,867,646
Dreyfus Small Cap Portfolio..................  50,856.427    53.91    2,669,753
American Century VP Capital Appreciation
 Portfolio................................... 112,860.099     9.02    1,058,495
American Century VP Balanced Portfolio....... 124,007.862     8.34      866,184
VIPF Growth.................................. 213,316.506    44.87    6,323,068
VIPF II Asset Manager Portfolio.............. 260,772.520    18.16    3,995,919
VIPF Equity-Income Portfolio................. 130,081.223    25.42    2,773,033
Calvert Responsibly Invested Balanced
 Portfolio................................... 128,448.873     2.14      266,375
T. Rowe Price International Series...........  70,375.074    14.52      854,131
VIPF Money Market Portfolio..................     291.540     1.00          292

VA-1 Separate Account of UNUM Life Insurance Company of America

Contract Charges: UNUM America is the depositor for the Separate Account. Ad-ministrative services necessary for the operation of the Separate Account and the variable annuity contracts are provided by UNUM America. Although UNUM America deducts for sales and administrative expenses under the contracts, UNUM America assumes an expense risk that these deductions may prove insufficient to cover the cost of those expenses.

In addition, UNUM America assumes a mortality risk under the contracts in that it agrees to make annuity payments regardless of how long a particular annui-tant or their payee lives and how long all annuitants or other payees in a class live, if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provi-sions established at the time the contracts are issued. UNUM America also as-sumes a mortality risk in providing a death benefit under the contracts.

To compensate UNUM America for assuming these mortality and expense risks, an effective annual mortality and expense risk charge of 1.20% of each portfolio's average daily net assets is imposed on each portfolio within the Separate Ac-count with the exception of VIPF Money Market Portfolio. For 1998 and 1997, the mortality and expense risk charges totaled $315,622 and $1,460,336, respective-ly.

Federal Income Taxes For purposes of federal income taxes, the Separate Account is considered to be part of UNUM America for the years ended December 31, 1998 and 1997, and its operations are not taxed separately. The liability for any federal income taxes generated by the Separate Account is attributable to UNUM America. UNUM America is taxed as a property and casualty insurance company un-der the applicable provisions of the Internal Revenue Code.

Note 2. Capital Share Transactions

During 1998 and 1997, the total amount of units sold was $7,136,397 and $36,716,146, respectively, and the total amount of units redeemed was $6,915,002 and $514,154,120, respectively. The following transactions in capi-tal stock occurred:

The Separate Account funds that invest in Dreyfus Stock Index Fund held 149,331.641 units at a net asset value of $37.7853 and 138,497.598 units at a net asset value of $29.8265 at December 31, 1998 and 1997, respectively.

                          1998                    1997
                          ----------------------- ----------------------------
                          Units        Amount     Units           Amount
-------------------------------------------------------------------------------
Units sold                 49,008.7400 $1,585,308    306,229.699  $  8,293,413
Units redeemed             38,174.6970  1,176,278  3,225,523.771    80,150,167
                          ------------ ---------- --------------  ------------
  Net increase (decrease)  10,834.0430 $  409,030 (2,919,294.072) $(71,856,754)
                          ============ ========== ==============  ============

The Separate Account funds that invest in Dreyfus Small Cap Portfolio held 162,973.272 units at a net asset value of $16.8223 and 166,025.199 units at a net asset value of $17.6322 at December 31, 1998 and 1997, respectively.

                          1998                     1997
                          -----------------------  ----------------------------
                          Units        Amount      Units           Amount
--------------------------------------------------------------------------------
Units sold                59,873.9830  $1,053,947     387,818.030  $  6,473,568
Units redeemed            62,925.9100   1,073,533   3,254,595.602    50,165,157
                          -----------  ----------  --------------  ------------
  Net increase (decrease) (3,051.9270) $  (19,586) (2,866,777.572) $(43,691,589)
                          ===========  ==========  ==============  ============

The Separate Account funds that invest in American Century VP Capital Apprecia-tion Portfolio held 74,873.115 units at a net asset value of $13.5959 and 97,066.981 units at a net asset value of $14.0633 at December 31, 1998 and 1997, respectively.

                          1998                    1997
                          ----------------------  ----------------------------
                          Units        Amount     Units           Amount
-------------------------------------------------------------------------------
Units sold                 28,694.393  $ 328,714      63,187.406  $    992,285
Units redeemed             50,888.259    618,012   2,508,058.422    36,233,018
                          -----------  ---------  --------------  ------------
  Net increase (decrease) (22,193.866) $(289,298) (2,444,871.016) $(35,240,733)
                          ===========  =========  ==============  ============

VA-1 Separate Account of UNUM Life Insurance Company of America

Note 2. Capital Share Transactions (continued)

The Separate Account funds that invest in American Century VP Balanced Portfo-lio held 48,736.320 units at a net asset value of $21.2201 and 58,258.861 units at a net asset value of $18.5505 at December 31, 1998 and 1997, respectively.

                1998                    1997
                ----------------------  -----------------------------
                Units       Amount      Units           Amount
-----------------------------------------------------------------------------
Units sold       8,852.359  $  173,336      75,086.437  $   1,300,063
Units redeemed  18,374.900     356,188   1,562,408.410     26,250,648
                ----------  ----------  --------------  -------------
  Net increase
   (decrease)   (9,522.541) $ (182,852) (1,487,321.973) $ (24,950,585)
                ==========  ==========  ==============  =============

The Separate Account funds that invest in VIPF Growth Portfolio held
245,138.549 units at a net asset value of $39.0440 and 244,512.689 units at a net asset value of $28.3282 at December 31, 1998 and 1997, respectively.

                1998                    1997
                ----------------------  -----------------------------
                Units       Amount      Units           Amount
-----------------------------------------------------------------------------
Units sold      55,237.700  $1,754,726     227,035.794  $   6,391,522
Units redeemed  54,611.840   1,714,893   5,825,570.399    143,035,433
                ----------  ----------  --------------  -------------
  Net increase
   (decrease)      625.860  $   39,833  (5,598,534.605) $(136,643,911)
                ==========  ==========  ==============  =============

The Separate Account funds that invest in VIPF II Asset Manager held
202,386.172 units at a net asset value of $23.3982 and 205,657.459 units at a net asset value of $20.5827 at December 31, 1998 and 1997, respectively.

                1998                    1997
                ----------------------  -----------------------------
                Units       Amount      Units           Amount
-----------------------------------------------------------------------------
Units sold      35,435.798  $  690,853     150,312.551  $   2,958,712
Units redeemed  38,707.085     764,812   5,392,069.425     96,928,147
                ----------  ----------  --------------  -------------
  Net increase
   (decrease)   (3,271.287) $  (73,959) (5,241,756.874) $ (93,969,435)
                ==========  ==========  ==============  =============

The Separate Account funds that invest in VIPF Equity-Income Portfolio held 150,003.921 units at a net asset value of $22.0431 and 133,230.486 units at a net asset value of $19.9854 at December 31, 1998 and 1997, respectively.

                          1998                  1997
                          --------------------- ----------------------------
                          Units      Amount     Units           Amount
-------------------------------------------------------------------------------
Units sold                56,044.221 $1,165,657    343,776.944  $  6,533,006
Units redeemed            39,270.786    805,648  3,207,552.976    54,141,291
                          ---------- ---------- --------------  ------------
  Net increase (decrease) 16,773.435 $  360,009 (2,863,776.032) $(47,608,285)
                          ========== ========== ==============  ============

The Separate Account funds that invest in Calvert Responsibly Invested Balanced
Portfolio held 14,160.142 units at a net asset value of $19.3844 and 8,750.320 units at a net asset value of $16.8728 at December 31, 1998 and 1997, respec-tively.

                          1998                  1997
                          --------------------- ----------------------------
                          Units      Amount     Units           Amount
-------------------------------------------------------------------------------
Units sold                 7,818.262 $  141,493     42,602.096  $    690,446
Units redeemed             2,408.440     42,384    362,019.559     5,337,360
                          ---------- ---------- --------------  ------------
  Net increase (decrease)  5,409.822 $   99,109   (319,417.463) $ (4,646,914)
                          ========== ========== ==============  ============

VA-1 Separate Account of Unum Life Insurance Company of America

Note 2. Capital Share Transactions (continued)

The Separate Account funds that invest in T. Rowe Price International Series held 71,388.412 units at a net asset value of $14.3134 and 80,412.837 units at a net asset value of $12.5035 at December 31, 1998 and 1997, respectively.


                          1998                    1997
                          ----------------------  ----------------------------
                          Units       Amount      Units           Amount
-------------------------------------------------------------------------------
Units sold                16,391.219  $  222,122     213,162.838  $  2,766,405
Units redeemed            25,415.644     337,431   1,721,663.531    21,196,571
                          ----------  ----------  --------------  ------------
  Net increase (decrease) (9,024.425) $ (115,309) (1,508,500.693) $(18,430,166)
                          ==========  ==========  ==============  ============

The Separate Account funds that invest in VIPF Money Market Portfolio held
23.412 units at a net asset value of $12.4522 and 484.780 units at a net asset value of $11.8940 at December 31, 1998 and 1997, respectively.

                          1998                    1997
                          ----------------------  ----------------------------
                          Units       Amount      Units           Amount
-------------------------------------------------------------------------------
Units sold                 1,423.690  $   20,241      27,201.262  $    316,726
Units redeemed             1,885.058      25,823      62,181.449       716,328
                          ----------  ----------  --------------  ------------
  Net increase (decrease)   (461.368) $   (5,582)    (34,980.187) $   (399,602)
                          ==========  ==========  ==============  ============

Note 3. Fund Substitution
On or about September 30, 1998, UNUM Life Insurance Company of America and the Separate Account filed an application with the Securities and Exchange Commis-sion (the "SEC") seeking an order approving the substitution of shares of the VIP II Asset Manager Portfolio for shares of the Calvert Responsibly Invested Balanced Portfolio and shares of the VIPF Growth Portfolio for shares of the American Century VP Capital Appreciation Portfolio. In December 1998, the SEC approved the above application.

The effect of the share substitution will be to replace the Calvert Responsi-bly Invested Balanced Portfolio with the VIP II Asset Manager Portfolio, and the American Century VP Capital Appreciation Portfolio with the VIPF Growth Portfolio, as investment options under the variable annuity contracts. Unum Life Insurance Company of America will carry out the substitution once the systems needed to perform the substitution are in place by redeeming the Cal-vert Responsibly Invested Balanced Portfolio shares in cash and purchasing with the proceeds shares of the VIP II Asset Manager Portfolio, and by redeem-ing the American Century VP Capital Appreciation Portfolio shares in cash and purchasing with the proceeds shares of the VIPF Growth Portfolio. The substi-tution will result in the involuntary reinvestment of participants cash value invested in the Calvert Responsibly Invested Balanced Portfolio and the Ameri-can Century VP Capital Appreciation Portfolio.

                     UNUM LIFE INSURANCE COMPANY OF AMERICA

                           Financial Statement Index

Company Financial Statements                                            Page
----------------------------                                         -----------
Report of Independent Accountants..................................          F-1

Statements of Income for the Years Ended December 31, 1998, 1997,
 and 1996..........................................................          F-2

Balance Sheets as of December 31, 1998 and 1997....................          F-3

Statements of Stockholders' Equity for the Years Ended December 31,
 1998, 1997, and 1996..............................................          F-4

Statements of Cash Flows for the Years Ended December 31, 1998,
 1997, and 1996....................................................          F-5

Statements of Comprehensive Income December 31, 1998, 1997, and
 1996..............................................................          F-6

Notes to Financial Statements......................................  F-7 to F-29

Separate Account Financial Statements..............................     Attached

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
 Unum Life Insurance Company of America

In our opinion, the accompanying balance sheets and the related statements of income, stockholders' equity, cash flows, and comprehensive income present fairly in all material respects, the financial position of Unum Life Insurance Company of America (the "Company") at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
Portland, Maine
February 2, 1999

                     UNUM LIFE INSURANCE COMPANY OF AMERICA

                              STATEMENTS OF INCOME

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     1998      1997      1996
                                                   --------  --------  --------
                                                     (Dollars in millions)
Revenues
Premiums.......................................... $2,710.1  $2,304.9  $2,293.3
Investment income.................................    466.7     486.8     638.5
Net realized investment gains (losses)............     34.0      (1.5)      5.9
Fees and other income.............................     59.8     184.9      90.4
                                                   --------  --------  --------
  Total revenues..................................  3,270.6   2,975.1   3,028.1
Benefits and expenses
Benefits to policyholders.........................  2,139.6   1,831.8   1,803.9
Interest credited.................................     28.8      70.0     189.8
Salaries and Related Expenses.....................    340.6     307.8     304.0
Operating expenses................................    239.5     200.0     293.4
Commissions.......................................    257.1     225.1     229.2
Increase in deferred policy acquisition costs.....   (148.4)   (103.4)    (63.6)
Interest expense (income).........................      --       (1.2)      0.6
                                                   --------  --------  --------
  Total benefits and expenses.....................  2,857.2   2,530.1   2,757.3
                                                   --------  --------  --------
Income before income taxes........................    413.4     445.0     270.8
Income taxes
Current...........................................     (8.8)     35.4      92.1
Deferred..........................................    135.2      98.4     (13.8)
                                                   --------  --------  --------
  Total income taxes..............................    126.4     133.8      78.3
                                                   --------  --------  --------
Net income........................................ $  287.0  $  311.2  $  192.5
                                                   ========  ========  ========


                       See notes to financial statements.

                     UNUM LIFE INSURANCE COMPANY OF AMERICA

                                 BALANCE SHEET

                                                              December 31,
                                                           -------------------
                                                             1998       1997
                                                           ---------  --------
                                                              (Dollars in
                                                               millions)
Assets
Investments
  Fixed maturities available for sale-at fair value
   (amortized cost: 1998-$4,959.8, 1997-$4,898.2)......... $ 5,278.1  $5,174.1
  Equity securities available for sale-at fair value
   (cost: 1998-$6.6, 1997-$7.2)                                  6.0       8.7
  Mortgage loans..........................................   1,163.6   1,023.4
  Real estate, net........................................     232.4     219.0
  Policy loans............................................     106.6     111.8
  Other long-term investments.............................       1.6       1.2
  Short-term investments..................................     100.4      63.1
                                                           ---------  --------
      Total investments...................................   6,888.7   6,601.3
Cash......................................................      13.5      21.1
Accrued investment income.................................     104.0     107.7
Premiums due..............................................     271.7     232.7
Deferred policy acquisition costs.........................     763.0     616.8
Property and equipment, net...............................     115.0      97.4
Reinsurance receivables...................................   1,798.6   1,313.3
Deposit assets............................................     710.9     670.4
Amounts receivable from affiliates, net...................      81.3      17.3
Current income taxes......................................      23.0       3.6
Other assets..............................................     171.0     160.8
Separate account assets...................................      29.3      24.5
                                                           ---------  --------
      Total assets........................................ $10,970.0  $9,866.9
                                                           =========  ========
Liabilities and Stockholders' Equity
Liabilities
  Future policy benefits.................................. $ 1,699.3  $1,636.1
  Unpaid claims and claim expenses........................   5,072.9   4,514.8
  Other policyholder funds................................     558.8     714.3
  Deferred Income taxes...................................     484.9     350.0
  Other liabilities.......................................     657.4     615.7
  Separate account liabilities............................      29.3      24.5
                                                           ---------  --------
      Total liabilities...................................   8,502.6   7,855.4
Stockholders' equity
  Common stock, par value $10 per share, authorized
   1,000,000 shares, issued 500,000 shares................       5.0       5.0
  Additional paid-in capital..............................     532.1     359.9
  Retained earnings.......................................   1,761.3   1,502.8
  Accumulated other comprehensive income:
    Unrealized gains, net.................................     188.3     156.2
    Unrealized foreign currency translation adjustment....     (19.3)    (12.4)
                                                           ---------  --------
      Total accumulated other comprehensive income........     169.0     143.8
                                                           ---------  --------
      Total stockholders' equity..........................   2,467.4   2,011.5
                                                           ---------  --------
      Total liabilities and stockholders' equity.......... $10,970.0  $9,866.9
                                                           =========  ========

                       See notes to financial statements

                     UNUM LIFE INSURANCE COMPANY OF AMERICA

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                          Common               Accumulated
                           Stock   Additional     Other
                         $0.10 Par  Paid-in   Comprehensive Retained
                           Value    Capital      Income     Earnings   Total
                         --------- ---------- ------------- --------  --------
                                        (Dollars in millions)
Balance at January 1,
 1996...................   $5.0      $347.4      $136.5     $1,358.3  $1,847.2
1996 Transactions:
  Net income............                                       192.5     192.5
  Other comprehensive
   income...............                          (88.9)                 (88.9)
  Dividends to
   stockholders.........                                      (179.1)   (179.1)
  Other transactions....                3.3                                3.3
                           ----      ------      ------     --------  --------
Balance at December 31,
 1996...................    5.0       350.7        47.6      1,371.7   1,775.0
1997 Transactions:
  Net income............                                       311.2     311.2
  Other comprehensive
   income...............                           96.2                   96.2
  Dividends to
   stockholders.........                                      (180.1)   (180.1)
  Other transactions....                9.2                                9.2
                           ----      ------      ------     --------  --------
Balance at December 31,
 1997...................    5.0       359.9       143.8      1,502.8   2,011.5
1998 Transactions:
  Net income............                                       287.0     287.0
  Other comprehensive
   income...............                           25.2                   25.2
  Dividends to
   stockholders.........                                       (28.5)    (28.5)
  Capital Infusion......              160.0                              160.0
  Other transactions....               12.2                               12.2
                           ----      ------      ------     --------  --------
Balance at December 31,
 1998...................   $5.0      $532.1      $169.0     $1,761.3  $2,467.4
                           ====      ======      ======     ========  ========




                       See notes to financial statements.

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

                           STATEMENTS OF CASH FLOWS

                                                    Year Ended December 31,
                                                    --------------------------
                                                     1998    1997      1996
                                                    ------  -------  ---------
                                                     (Dollars in millions)
Operating activities:
Net income........................................  $287.0  $ 311.2  $   192.5
Adjustments to reconcile net income to net cash
 provided by operating activities:
 Increase in future policy benefits and unpaid
  claims and claim expenses.......................   544.8    485.4      542.8
 Increase in amounts receivable under reinsurance
  agreements......................................  (473.8)  (277.4)    (640.4)
 Increase in income tax liability.................   102.0     67.0       26.0
 (Increase) decrease in deferred policy
  acquisition costs...............................  (146.2)  (100.9)     293.4
 (Increase) decrease in deposit assets............    15.2    (45.7)    (382.9)
 Deferral (recognition) of gain on sale of tax-
  sheltered annuities.............................    (3.3)   (69.6)      77.2
 Charge for individual disability reinsurance
  fees............................................     --       --        49.7
 Other............................................   (41.0)   (35.6)      45.9
                                                    ------  -------  ---------
   Net cash provided by operating activities......   284.7    334.4      204.2
                                                    ------  -------  ---------
Investing activities:
Maturities of fixed maturities available for sale.   319.9    392.7      684.4
Sales of fixed maturities available for sale......   631.2    489.7    2,124.4
Sales and maturities of other investments.........   139.0    215.9      256.3
Purchases of fixed maturities available for sale..  (988.0)  (947.0)  (1,431.2)
Purchases of other investments....................  (316.4)  (181.3)    (218.1)
Net (increase) decrease in short-term investments.   (37.3)    18.9   (1,042.1)
Net additions to property and equipment...........   (22.1)   (12.0)     (37.0)
                                                    ------  -------  ---------
   Net cash provided by (used in) investing
    activities....................................  (273.7)   (23.1)     336.7
                                                    ------  -------  ---------
Financing activities:
Deposits and interest credited to investment
 contracts........................................    36.5    165.1      536.9
Maturities and withdrawals from investment
 contracts........................................  (179.7)  (305.1)    (877.0)
Dividends to stockholders.........................   (28.5)  (180.1)    (179.1)
Capital Infusion..................................   160.0      --         --
                                                    ------  -------  ---------
   Net cash used in financing activities..........   (11.7)  (320.1)    (519.2)
                                                    ------  -------  ---------
Effect of exchange rate changes on cash...........    (6.9)    (4.1)      (0.5)
                                                    ------  -------  ---------
Net increase (decrease) in cash...................    (7.6)   (12.9)      21.2
Cash at beginning of year.........................    21.1     34.0       12.8
                                                    ------  -------  ---------
Cash at end of year...............................  $ 13.5  $  21.1  $    34.0
                                                    ======  =======  =========
Supplemental disclosures of cash flow information:
Cash paid during the year for:
 Income taxes.....................................  $ 10.4  $  56.5  $    47.4
                                                    ======  =======  =========

Supplemental disclosure of noncash operating and investing activities:

  For the year ended December 31, 1997, in connection with contractholder and participant consents for assumption reinsurance related to the tax-sheltered annuity business UNUM America sold in 1996, UNUM America reduced its deposit assets by $2,282 million, policy loan assets by $103.5 million, other policyholder fund liabilities by $2,447.8 million and separate account assets and liabilities by $502.6 million. Also, during 1996, fixed maturities available for sale of $588.6 million and short-term investments of $1,825.9 million were transferred to the buyer on October 1, 1996. Upon transfer, there was a corresponding increase in UNUM America's deposit assets.

                      See notes to financial statements.

                     UNUM LIFE INSURANCE COMPANY OF AMERICA

                       STATEMENTS OF COMPREHENSIVE INCOME

                                                     Year Ended December 31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
                                                      (Dollars in millions)
Net income.......................................... $ 287.0  $ 311.2  $ 192.5
Other comprehensive income:
  Unrealized holding gains (losses) arising during
   the period, net..................................    51.1    103.2    (91.2)
  Reclassification adjustments for realized (gains)
   losses included in net income, net...............   (19.0)    (2.9)     2.9
                                                     -------  -------  -------
    Changes in unrealized gains (losses), net.......    32.1    100.3    (88.3)
  Foreign currency translation adjustments..........    (6.9)    (4.1)    (0.6)
                                                     -------  -------  -------
      Total other comprehensive income..............    25.2     96.2    (88.9)
                                                     -------  -------  -------
Comprehensive income................................ $ 312.2  $ 407.4  $ 103.6
                                                     =======  =======  =======
Supplemental disclosures of comprehensive income
 information:
Tax (expense) benefit related to unrealized holding
 (gains) losses..................................... $ (23.8) $ (52.3) $  43.7
Tax (expense) benefit related to reclassification
 adjustment for realized (gains) losses............. $ (10.3) $  (1.6) $   1.5
                                                     =======  =======  =======


                       See notes to financial statements.

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements of UNUM Life Insurance Company of America ("UNUM America") have been prepared on the basis of generally accepted accounting principles. UNUM America is jointly owned by UNUM Holding Company and UNUM Corporation. UNUM Holding Company is wholly-owned by UNUM Corporation. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification

Certain 1997 and 1996 amounts have been reclassified in 1998 for comparative purposes.

Investments

Investments are reported as follows:

  . Fixed maturities available for sale (certain bonds and redeemable preferred stocks)--at fair value.
  . Equity securities available for sale (common stocks and non-redeemable preferred stocks)--at fair value.
  . Mortgage loans--at amortized cost less an allowance for probable losses. . Real estate--at cost less accumulated depreciation.
  . Policy loans--at unpaid principal balance.
  . Other long-term investments--at cost plus UNUM America's equity in undistributed net earnings since acquisition.
  . Short-term investments--are considered available for sale and are carried at cost which approximates fair value.

Fixed maturities and equity securities are classified as available for sale as they may be sold in response to changes in interest rates, resultant prepayment risk, liquidity and capital needs or other similar economic factors. Unrealized gains and losses related to securities classified as available for sale are excluded from net income and reported in a separate component of stockholders' equity, net of applicable deferred taxes and related adjustments to unpaid claims and claim expenses. The unrealized gains and losses are determined based on estimated market values at the balance sheet date and are not necessarily the amounts which would be realized upon sale of the securities or representative of future market values. Changing interest rates affect the level of unrealized gains and losses related to securities classified as available for sale. While rising interest rates are beneficial when investing current cash flows, they can also reduce the fair value of existing fixed rate long-term investments. In addition, lower interest rates can lead to early payoffs and refinancing of some of UNUM America's fixed rate investments. Management generally invests in fixed rate instruments that are structured to limit the exposure to such reinvestment risk.

Realized investment gains and losses, which are determined on the basis of specific identification and include adjustments for allowances for probable losses, are reported separately in the Statements of Income.

If a decline in fair value of an invested asset is considered to be other than temporary or if a long-lived asset is deemed to be permanently impaired, the investment is reduced to its net realizable value and the reduction is accounted for as a realized investment loss.

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

UNUM America discontinues the accrual of investment income on invested assets when it is determined that collectability is doubtful. UNUM America recognizes investment income on impaired loans when the income is received.

Real estate held for sale is included in other assets in the Balance Sheets and is valued net of a valuation allowance which reduces the carrying value to the lower of fair value less estimated costs to sell or cost. This valuation allowance is periodically adjusted based on subsequent changes in UNUM America's estimate of fair value less costs to sell.

Purchases and sales of short-term financial instruments are part of investing activities and not necessarily a part of the cash management program. Therefore, short-term financial instruments are classified as investments in the Balance Sheets and are included as investing activities in the Statements of Cash Flows.

Deferred Policy Acquisition Costs

The costs of acquiring new business that vary with and are related primarily to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, certain costs of policy issue and underwriting and certain variable field office expenses.

For individual disability, group disability, and group life and health business, the costs are amortized in proportion to expected future premiums. For universal life products, the costs are amortized in proportion to estimated gross profits from interest margins, mortality and other elements of performance under the contracts. Amortization may be adjusted periodically to reflect differences between actual experience and original assumptions, with any resulting changes reflected in current operating results. The amounts deferred and amortized were as follows:

                                                          Year Ended December
                                                                  31,
                                                         -----------------------
                                                          1998    1997    1996
                                                         ------  ------  -------
                                                         (Dollars in millions)
Deferred................................................ $288.4  $211.9  $ 194.7
Less amortized.......................................... (140.0) (108.5)  (131.1)
                                                         ------  ------  -------
  Increase in deferred policy acquisition costs......... $148.4  $103.4  $  63.6
                                                         ======  ======  =======

Separate Accounts

Certain assets from tax-sheltered annuity ("TSA") contracts are in separate accounts that are pooled investment funds of securities. Investment income and realized gains and losses on these accounts accrue directly to the contractholders. Assets, carried at market value, and liabilities of the separate accounts are shown separately in the Balance Sheets. The assets of the separate accounts are legally segregated and are not subject to claims that arise out of any other business of UNUM America.

Accounting for Participating Individual Life Insurance

Participating policies issued by the former Union Mutual Life Insurance Company ("Union Mutual") prior to UNUM America's conversion to a stock life insurance company on November 14, 1986, will remain participating as long as they remain in force. A Participation Fund Account ("PFA") was established for the benefit of all of Union Mutual's individual participating life and annuity policies and contracts.

The assets of the PFA provide for the benefit, dividend and certain expense obligations of the participating individual life insurance policies and annuity contracts. This line of business participates in the experience of the

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

PFA and its operations have been excluded from the Statements of Income. The PFA represented approximately 3.4% and 3.7% of total assets and 4.2% and 4.6% of total liabilities at December 31, 1998, and 1997, respectively.

Other Policyholder Funds

Other policyholder funds are liabilities for investment-type contracts and represent customer deposits plus interest credited to those deposits at various rates.

Liabilities for Restructuring Activities

Liabilities for restructuring activities are recorded when management, prior to the balance sheet date, commits to execute an exit plan that will result in the incurral of costs that have no future economic benefit or approves a plan of termination and communicates sufficient detail of the plan to employees. Liabilities for restructuring activities are included in other liabilities in the Balance Sheets.

Income Taxes

The provision for income taxes includes amounts currently payable and deferred income taxes, which result from differences between financial reporting and tax bases of assets and liabilities and are measured using enacted tax rates and laws. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Foreign Currency Translation

UNUM America has several branch operations located in foreign countries, the largest being in Canada. These branches generally maintain their balance sheet and income statement accounts in local functional currencies. These currencies are translated to U.S. dollars using ending and quarterly average exchange rates, respectively. The resulting translation adjustments are reported in a separate component of stockholders' equity.

Recognition of Premium Revenues and Related Expenses

Group insurance and individual disability premiums are recognized as income when due. Benefits and expenses are matched with earned premiums to result in recognition of profits over the life of the contracts. This association is accomplished by recording a provision of future policy benefit's and unpaid claims and claim expenses and by amortizing deferred policy acquisition costs.

For retirement and universal life products, premium and other policy fee revenue consist of charges for the cost of insurance, policy administration and surrenders assessed during the period. Charges related to services to be performed in the future are deferred until earned. The amounts received in excess of premium and fees are recorded as deposits and included in other policyholder funds in the Balance Sheets. Benefits and expenses include benefit claims in excess of related account balances, interest credited at various rates and amortization of deferred policy acquisition costs.

Reinsurance

UNUM America is involved in both the cession and assumption of reinsurance with other companies. Risks are reinsured with other companies to reduce UNUM America's exposure to large losses and permit recovery of a portion of direct losses. UNUM America remains liable to the insured for the payment of policy benefits if the

                    UNUM LIFE INSURANCE COMPANY OF AMERICA
reinsurers cannot meet their obligations under the reinsurance agreements. Deferred policy acquisition costs, premiums, benefits and expenses are stated net of reinsurance ceded to other companies. UNUM America evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize exposure to significant losses from reinsurer insolvencies.

Changes in Accounting Estimates

During fourth quarter 1997, certain reinsurance pools managed by UNUM Corporation's wholly-owned subsidiary, Duncanson & Holt Inc., received new claim information from ceding insurance enterprises about certain older pool years and completed an analysis of recent claims experience deterioration. As a result of these factors, certain pools have strengthened claim reserves. The impact to UNUM America in fourth quarter 1997 from these pool claim reserve increases was a $6.7 million increase in benefits to policyholders reported in the Special Risk Insurance segment, reducing net income by $4.4 million in the Statement of Income.

Accounting Pronouncements Adopted

Effective January 1, 1998, UNUM America adopted Financial Accounting Standards ("FAS") No. 130, "Reporting Comprehensive Income," which established standards for reporting and display of comprehensive income and its components in a financial statement with the same prominence as other financial statements. Comprehensive income is defined as net income adjusted for changes in stockholders' equity resulting from events other than net income or transactions related to an entity's capital instruments. UNUM America has reclassified financial statements for earlier years as required by FAS 130.

Effective January 1, 1998, UNUM America adopted FAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," which established standards for reporting information about operating segments. Generally, FAS 131 requires that financial information about operating segments be reported on the basis that is used internally for evaluation performance. UNUM America has determined that is current segment reporting structure meets the requirements of FAS 131 and no restatement of financial information is needed. Additional segment information has been disclosed as required under FAS 131.

Effective January 1, 1998, UNUM America adopted FAS No. 132, "Employers' Disclosures about Pensions and Other Post retirement Benefits," which revised disclosure requirements for employers' pension and other retiree benefits. FAS 132 did not change the measurement or recognition of pension or other post retirement benefit plans. UNUM America has restated disclosures for earlier years presented, as required under FAS 132.

Effective January 1, 1998, UNUM America implemented Statement of Position ("SOP") 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use," which provided guidance on accounting for the costs of developing or obtaining computer software for internal use. The adoption of SOP 98-1 did not have a material effect on UNUM America's results of operations or financial position.

Effective December 31, 1997, UNUM America adopted FAS No. 129, "Disclosures of Information About Capital Structure," which consolidates disclosure requirements related to the type and nature of securities contained in an entity's capital structure. FAS 129 does not add to or change any of UNUM America's disclosures.

Effective January 1, 1997, UNUM America adopted FAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which established accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. The statement provides guidance for recognition or derecognition of assets and liabilities, focusing on the concepts of control and extinguishment. The adoption of FAS 125 did not have a material effect on UNUM America's results of operations or financial position.

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

New Accounting Pronouncements

In October 1998, the Accounting Standards Executive Committee ("AcSEC") issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," which provides guidance on applying the deposit method of accounting to insurance and reinsurance contracts that do not transfer insurance risk. UNUM America is required to adopt SOP 98-7 effective January 1, 2000. Previously issued financial statement should not be restated unless the SOP is adopted prior to the effective date and during an interim period. The adoption of SOP 98-7 is not expected to have a material impact on UNUM America's results of operations, liquidity or financial position.

In June 1998, the Financial Accounting Standards Board ("FASB") issued FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which established accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The accounting for changes in the fair value of a derivative under FAS 133 depends on the intended use of the derivative and its hedging designation. UNUM America is required to adopt FAS 133 effective January 1, 2000. UNUM America has not yet determined the impact FAS 133 will have on its results of operations, liquidity or financial position.

In December 1997, the AcSEC issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," which provides guidance on accounting for insurance-related assessments. UNUM America is required to adopt SOP 97-3 effective January 1, 1999. Previously issued financial statements should not be restated unless the SOP is adopted prior to the effective date and during an interim period. The adoption of SOP 97-3 is not expected to have a material impact on UNUM America's results of operations, liquidity or financial position.

                     UNUM LIFE INSURANCE COMPANY OF AMERICA

NOTE 2. INVESTMENTS

The following tables summarize the components of investment income, net realized investment gains (losses) and changes in unrealized gains, net:

Investment Income

                                                         Year Ended December
                                                                 31,
                                                         ----------------------
                                                          1998    1997    1996
                                                         ------  ------  ------
                                                             (Dollars in
                                                              millions)
Fixed maturties available for sale.....................  $373.4  $386.2  $496.1
Mortgage loans.........................................    95.3   101.5   104.6
Real estate............................................    23.3    21.7    19.0
Policy loans...........................................     4.8     5.2     9.0
Other long-term investments............................     0.1     2.4     6.5
Short-term investments.................................     5.5     6.4    42.5
                                                         ------  ------  ------
    Gross investment income............................   502.4   523.4   677.7
Less investment expenses...............................   (11.6)  (12.2)  (14.7)
Less investment income on participating individual life
 insurance policies and annuity contracts..............   (24.1)  (24.4)  (24.5)
                                                         ------  ------  ------
    Investment income..................................  $466.7  $486.8  $638.5
                                                         ======  ======  ======

Net Realized Investment Gains (Losses)

                                                               Year Ended
                                                              December 31,
                                                            -------------------
                                                            1998   1997   1996
                                                            -----  -----  -----
                                                               (Dollars in
                                                                millions)
Gross realized investment gains:
  Fixed maturities available for sale...................... $32.0  $15.1  $19.1
  Equity securities available for sale.....................   --     0.6    --
  Mortgage loans, real estate and other....................   9.9    6.1   17.2
                                                            -----  -----  -----
    Gross realized investment gains........................  41.9   21.8   36.3
                                                            -----  -----  -----
Gross realized investment losses:
  Fixed maturities available for sale......................  (2.7) (11.2) (23.5)
  Mortgage loans, real estate and other....................  (5.2) (12.1)  (6.9)
                                                            -----  -----  -----
    Gross realized investment losses.......................  (7.9) (23.3) (30.4)
                                                            -----  -----  -----
      Net realized investment gains (losses)............... $34.0  $(1.5) $ 5.9
                                                            =====  =====  =====

Change in Unrealized Gains, Net

                                                        Year Ended December
                                                                31,
                                                       -----------------------
                                                        1998    1997    1996
                                                       ------  ------  -------
                                                       (Dollars in millions)
Fixed maturities available for sale................... $ 42.4  $ 73.6  $(217.6)
Equity securities available for sale..................   (2.0)   (0.3)     3.0
Marketable securities held in trust...................   83.9   127.7      --
Unpaid claims adjustment..............................  (78.7)  (49.7)    84.1
Deferred taxes........................................  (13.5)  (51.0)    42.2
                                                       ------  ------  -------
Total change in unrealized gains, net, as included in
 stockholders' equity................................. $ 32.1  $100.3  $ (88.3)

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

UNUM America's fixed maturities are reported at fair value as a result of being classified as available for sale. Accordingly, the related liability for unpaid claims and claims expenses is adjusted to reflect the changes that would have been necessary if the related fixed maturities were sold at their fair value and the proceeds were reinvested at current yields. At December 31, 1998, 1997, and 1996, the unrealized gain on available for sale fixed maturities was $318.3 million, $275.9 million, and $202.3 respectively, and the related unpaid claims adjustment was $248.0 million, $169.1 million, and $119.4 respectively.

The marketable securities held in trust relate to the individual disability reinsurance agreement (see Note 6 "Reinsurance"). Changes in fair value of the assets and the related adjustment to unpaid claims are reflected in the equity section of UNUM America's Balance Sheet.

Fixed Maturities

The amortized cost and fair values of fixed maturities available for sale at December 31, 1998, were as follows:

                                                    Gross      Gross
                                        Amortized Unrealized Unrealized   Fair
                                          Cost      Gains      Losses    Value
                                        --------- ---------- ---------- --------
                                                 (Dollars in millions)
U.S. Government........................ $    5.8    $  0.2     $ --     $    6.0
U.S. States and municipalities.........    929.1      42.7       --        971.8
Foreign governments....................    132.7      15.6       --        148.3
Public utilities.......................    934.1      72.1      (0.6)    1,005.6
Corporate bonds........................  2,870.7     188.5      (2.3)    3,056.9
Redeemable preferred stocks............      0.2       --        --          0.2
Mortgage-backed securities.............     87.2       2.1       --         89.3
                                        --------    ------     -----    --------
  Total................................ $4,959.8    $321.2     $(2.9)   $5,278.1
                                        ========    ======     =====    ========

The amortized cost and fair values of fixed maturities available for sale at December 31, 1997, were as follows:

                                                    Gross      Gross
                                        Amortized Unrealized Unrealized   Fair
                                          Cost      Gains      Losses    Value
                                        --------- ---------- ---------- --------
                                                 (Dollars in millions)
U.S. Government........................ $   25.3    $  0.4     $ --     $   25.7
U.S. States and municipalities.........    707.5      25.7       --        733.2
Foreign governments....................    142.2      13.7       --        155.9
Public utilities.......................    981.6      65.2      (0.1)    1,046.7
Corporate bonds........................  2,870.7     170.1      (0.9)    3,039.9
Redeemable preferred stocks............      2.0       --       (0.1)        1.9
Mortgage-backed securities.............    168.9       1.9       --        170.8
                                        --------    ------     -----    --------
  Total................................ $4,898.2    $277.0     $(1.1)   $5,174.1
                                        ========    ======     =====    ========

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

The amortized cost and fair value of fixed maturities available for sale at December 31, 1998, by contractual maturity date, are shown below. Expected maturities will differ from contractual maturities since certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            Amortized
                                                              Cost    Fair Value
                                                            --------- ----------
                                                                (Dollars in
                                                                 millions)
Due in one year or less.................................... $  282.3   $  286.4
Due after one year through five years......................  1,760.2    1,878.8
Due after five years through ten years.....................  2,503.9    2,682.6
Due after ten years........................................    326.2      341.0
                                                            --------   --------
                                                             4,872.6    5,188.8
  Mortgage-backed securities...............................     87.2       89.3
                                                            --------   --------
    Total.................................................. $4,959.8   $5,278.1
                                                            ========   ========

Equity Securities

The fair values, which also represent carrying amounts, and the cost of equity securities available for sale were as follows at December 31, 1998:

                                                                 Cost Fair Value
                                                                 ---- ----------
                                                                   (Dollars in
                                                                    millions)
Common stocks:
  Industrial, miscellaneous and all other....................... $6.6    $6.0
                                                                 ====    ====

Gross unrealized investment losses on equity securities available for sale totaled $0.6 million at December 31, 1998, and were immaterial at December 31, 1997. There were no gross unrealized investment gains at December 31, 1998, and at December 31, 1997 the amount was $1.5 million.

Mortgages

At December 31, 1998, and 1997, impaired loans totaled $16.8 million and $40.7 million, respectively. Included in the $16.8 million of impaired loans at December 31, 1998, were $9.0 million of loans which had a related allowance for probable losses of $2.4 million, and loans of $7.8 million which had no related allowance for probable losses. Included in the $40.7 million of impaired loans at December 31, 1997, were $20.8 million of loans which had a related allowance for probable losses of $3.5 million, and loans of $19.9 million which had no related allowance for probable losses.

Restructured mortgage loans amounted to $13.9 million and $36.5 million at December 31, 1998, and 1997, respectively. Troubled debt restructurings represent loans that are refinanced with terms more favorable to the borrower. Interest lost on restructured loans was not material for the years ended December 31, 1998, 1997 or 1996.

Real Estate and Other

Real estate acquired in satisfaction of debt cumulatively amounted to $59.7 million at December 31, 1998. Real estate held for sale amounted to $13.8 million at December 31, 1998, and $22.4 million at December 31, 1997.

Real estate with a depreciated cost of $5.2 million and no bonds or mortgages were non-income producing for the twelve months ended December 31, 1998. Interest lost on these investments was not material in 1998, 1997 or 1996.

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

UNUM America was committed at December 31, 1998, to purchase fixed maturities and other invested assets in the amount of $40.9 million.

NOTE 3. ALLOWANCE FOR PROBABLE LOSSES ON INVESTED ASSETS AND REAL ESTATE HELD FOR SALE

Changes in the allowance for probable losses on mortgage loans and real estate held for sale were as follows:

                                         Balance at                      Balance
                                         beginning                       at end
                                          of year   Additions Deductions of year
                                         ---------- --------- ---------- -------
                                                  (Dollars in millions)
Year Ended December 31, 1998
  Mortgage loans........................   $32.0      $ 2.3     $(3.0)    $31.3
  Real estate held for sale.............    17.0       (0.9)      --       16.1
                                           -----      -----     -----     -----
    Total...............................   $49.0      $ 1.4     $(3.0)    $47.4
                                           =====      =====     =====     =====
Year Ended December 31, 1997
  Mortgage loans........................   $36.0      $ 3.1     $(7.1)    $32.0
  Real estate held for sale.............    14.3        2.7       --       17.0
                                           -----      -----     -----     -----
    Total...............................   $50.3      $ 5.8     $(7.1)    $49.0
                                           =====      =====     =====     =====
Year Ended December 31, 1996
  Mortgage loans........................   $37.3      $ 1.0     $(2.3)    $36.0
  Real estate held for sale.............    18.0       (0.4)     (3.3)     14.3
                                           -----      -----     -----     -----
    Total...............................   $55.3      $ 0.6     $(5.6)    $50.3
                                           =====      =====     =====     =====

Additions represent charges to net realized investment gains (losses) less recoveries and deductions represent reserves released upon disposal or restructuring of the related asset.

NOTE 4. RESERVES

Reserves for Future Policy Benefits

Reserves for future policy benefits are calculated by the net-level premium method and are based on UNUM America's expected morbidity, mortality and interest rate assumptions at the time a policy is issued. These reserves represent the portion of premiums received, accumulated with interest and held to provide for claims that have not yet been incurred. The reserve assumptions are periodically reviewed and compared with actual experience and may be revised if it is determined that future expected experience is worse than the reserve assumptions. Reserves for group insurance policies consist primarily of prepaid premiums. The interest rates used in the calculation of reserves for future policy benefits at December 31, 1998, and 1997, principally ranged from 4.5% to 9.5% and from 5.0% to 9.5%, respectively. Certain reserve calculations are based on variable interest rates within these ranges.

Reserves for Unpaid Claims and Claim Expenses

Unpaid claims and claim expense reserves represent the amount estimated to fund claims that have been reported but not settled and claims incurred but not reported. Reserves for unpaid claims are estimated based on UNUM America's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends, risk management programs and renewal actions. Many factors affect actuarial calculations of claim reserves, including but not limited to interest rates and current and anticipated incidence rates, recovery rates, and economic and societal conditions. Management periodically performs a review of reserve estimates

                    UNUM LIFE INSURANCE COMPANY OF AMERICA
and assumptions. If management determines reserve assumptions need to be updated, any resulting adjustment to reserves is reflected in current operations. Given that insurance products contain inherent risks and uncertainties, the ultimate liability may be more or less than such estimates indicate.

The interest rates used in the calculation of disability claims reserves at December 31, 1998, and 1997, were principally as follows:

                                                         1998          1997
                                                     ------------  ------------
Group long term disability..........................         7.76%         7.84%
Individual disability............................... 5.5% to 8.95% 7.0% to 9.50%

The interest rate used to discount the disability reserves is a composite of the yields on assets specifically identified with each block of business. The discount rate may decline further depending on the interest rate environment. UNUM America periodically adjusts prices on both existing and new business in an effort to mitigate the impact of the current interest rate environment. See
Note 17 "Proposed Merger with Provident (Unaudited)," for a discussion of potential impacts to reserve discount rates subsequent to the proposed merger.

For other accident and health business, reserves are based on projections of historical claims run-out patterns.

Activity in the liability for unpaid claims and claim expenses is summarized as follows:

                                                     1998      1997      1996
                                                   --------  --------  --------
                                                     (Dollars in millions)
Balance at January 1.............................. $4,514.8  $4,056.6  $3,774.0
Reinsurance receivables...........................   (456.1)   (254.3)    (87.3)
Effect of unrealized gains........................   (169.1)   (119.4)   (203.4)
                                                   --------  --------  --------
Net balance at January 1..........................  3,889.6   3,682.9   3,483.3
Incurred related to:
  Current year....................................  1,705.2   1,373.1   1,260.0
  Prior years.....................................     76.4     314.3     262.1
                                                   --------  --------  --------
Total incurred....................................  1,781.6   1,687.4   1,522.1
Paid related to:
  Current year....................................    562.9     441.3     380.6
  Prior years.....................................  1,162.1   1,039.4     941.9
                                                   --------  --------  --------
Total paid........................................  1,725.0   1,480.7   1,322.5
Net balance at December 31........................  3,946.2   3,889.6   3,682.9
Reinsurance receivables...........................    879.1     456.1     254.3
Effect of unrealized gains........................    247.6     169.1     119.4
                                                   --------  --------  --------
Balance at December 31............................ $5,072.9  $4,514.8  $4,056.6
                                                   ========  ========  ========

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

The components of the unpaid claims and claims expenses incurred and related to prior years were as follows:

                                                          1998     1997   1996
                                                         -------  ------ ------
                                                         (Dollars in millions)
Interest accrued on reserves............................ $ 223.3  $230.1 $228.0
Changes in reserve estimates and assumptions............   115.8    84.2   34.1
Reinsurance transaction with related party..............  (262.7)    --     --
                                                         -------  ------ ------
  Incurred related to prior year........................ $  76.4  $314.3 $262.1
                                                         =======  ====== ======

The additional reserves for amounts incurred related to prior years were primarily the result of interest accrued on reserves, changes in reserve estimates and assumptions of interest rates, morbidity, mortality and expense costs. Due to the long term claims payment pattern of some of UNUM America's businesses, certain reserves, particularly disability, are discounted for interest.

In connection with UNUM Corporation entering into the merger agreement with Provident in fourth quarter 1998 (see Note 17 "Proposed Merger with Provident,") UNUM America anticipates that as a result of integrating its claim operations with Provident there will be a temporary increase in claim costs. UNUM America expects that few claims will be resolved or closed during the period when the two companies are planning and implementing the integraiton of their claims organizations. The average length of duration for claims will increase resulting, resulting in more beneift payments being paid for a relatively short time until the consolidation of operations is complete. During the fourth quarter of 1998, UNUM America increase its unpaid reserve by $54.9 million related to the expected increase in disability claim duration on existing claims. This reserve increase was reflected as a $45.3 million increase in benefits to policyholders and a $9.6 million reduction in fee income in the Disability Insurance segment. A portion of these reserve increases are associated with prior year incurrals. The reduction in fee income represents increased reserves for the United States non-cancellable individual disability business that is reinsured with Centre Life Reinsurance Limited ("Centre Re"). See Note 6 "Reinsurance" for further information on the reinsurance transaction. Management will continue to evaluate the impacts of the merger on disability claims experience and the assumptions around expected disability claims duration that were used in the determination of the claims reserve increase.

NOTE 5. SALE OF TAX-SHELTERED ANNUITY BUSINESS

On October 1, 1996, UNUM America closed the sale of its group tax-sheltered annuity ("TSA") businesses to The Lincoln National Life Insurance Company ("Lincoln"), a subsidiary of Lincoln National Corporation . The sale involved approximately 1,650 group contractholders and assets under management of approximately $3.2 billion. The contracts were initially reinsured on an indemnity basis. Upon consent of the TSA contractholders and participants, the contracts are considered reinsured on an assumption basis, legally releasing UNUM America from future contractual obligation to the respective contractholders and participants.

To effect the sale of the TSA business, UNUM America transferred into a trust account held for the benefit of Lincoln approximately $2,641 million of assets. UNUM America has recorded a deposit asset in its Balance Sheet representing the assets which support the TSA contracts of those contractholders and participants that have not given consent for assumption reinsurance. At December 31, 1998, the deposit asset related to the TSA transaction was approximately $245.0 million.

The sale resulted in a deferred pretax gain of $77.2 million of which $69.6 million was recognized in income in 1997, reported as fees and other income, in proportion to contractholders and participant consents for assumption reinsurance. Through December 31, 1998, consent for assumption reinsurance has been provided by TSA contractholders and participants owning substantially all assets under management.

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

NOTE 6. REINSURANCE

UNUM America is involved in both the cession and assumption of reinsurance with other companies.

On October 23, 1996, UNUM America announced the execution of a definitive reinsurance agreement between UNUM America and Centre Life Reinsurance Limited ("Centre Re"), a Bermuda-based reinsurance specialist, for reinsurance coverage of the active life reserves of UNUM America's existing United States non-cancelable individual disability ("ID") block of business. Also subject to this reinsurance coverage is our affiliate First UNUM Life Insurance Company of New York. This agreement does not reinsure any claims incurred prior to January 1, 1996. The agreement follows UNUM America's announcement in late 1994 that it would no longer market the non-cancellable form of ID coverage in the United States.

The agreement is a finite reinsurance arrangement. Under the agreement, Centre Re has an obligation to absorb losses within a defined risk layer. UNUM America retains the risk for all experience up to Centre Re's defined risk layer, or attachment point. Once the attachment point is reached, Centre Re assumes the risk for all experience up to a contractually defined risk limit. Any experience above Centre Re's defined risk limit reverts back to UNUM America. As of December 31, 1998, the attachment point had not been reached.

The following discloses the various layers in the agreement at December 31, 1998:

                                                           (Dollars in millions)
Net GAAP reserves.........................................         $486
UNUM's experience layer...................................          249
                                                                   ----
  Attachment point........................................          735
Centre Re's defined risk layer............................          235
                                                                   ----
  Defined risk limit......................................         $970
                                                                   ====

Under the agreement, UNUM America funds a trust account equal to the amount of UNUM America's exposure (i.e., up to the attachment point). These trust assets provide security (i.e., collateral) to Centre Re for amounts due by UNUM America prior to reaching the attachment point. UNUM America acts as the investment manager for 80% of the assets in the trust with Centre Re managing the remaining 20%.

The actual operating results of the non-cancellable ID block of business are accounted for under FAS No. 113 "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts." This reinsurance agreement transfers risk and is accounted for as reinsurance in accordance with the requirements of FAS 113 for reinsurance of long-duration contracts. The underlying operating results of the reinsured block are reflected in fees and other income and realized gains and losses from sales of assets are reflected as realized investment gains (losses) in UNUM America's Statements of Income.

UNUM America has a deposit asset at December 31, 1998, of approximately $419 million reflected in its Balance Sheet. The deposit asset is comprised of UNUM America's experience layer and unrealized gains or losses on the marketable securities held in the trust. Unrealized gains or losses on marketable securities held in the trust and the related effects on claim reserves are reflected as unrealized gains or losses in the equity section of UNUM America's Balance Sheets.

UNUM America controls the management of the business, including premium collection and claims management, under this agreement. All premiums, less amounts for management expenses and claim payments, are transferred to the trust account on a quarterly basis.

In 1994 UNUM America recorded a premium deficiency reserve strengthening related to the non-cancellable ID block of business in conjunction with its announcement to exit the non-cancellable form of ID coverage in the

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

United States. The reinsurance fees due Centre Re are expenses that were not contemplated when reserves were strengthened in 1994. Since these fees would have caused the non-cancellable ID block of business to be in a loss situation, UNUM America recognized a pretax charge of $49.7 million in the fourth quarter of 1996. The charge represented the present value of the anticipated minimum amount of fees to be paid to Centre Re under the agreement for a period of six years. UNUM has the right, but no obligation, to recapture the business after six years without penalty. UNUM America paid $9.4 million in fees to Centre Re during 1998 and 1997.

The effect of all reinsurance on premiums earned and written for the years ended December 31, 1998, 1997 and 1996 was as follows:

                                                     1998      1997      1996
                                                   --------  --------  --------
                                                     (Dollars in millions)
Premiums earned:
  Direct.......................................... $2,753.6  $2,366.7  $2,112.2
  Assumed.........................................    320.3     294.4     251.2
  Ceded...........................................   (363.8)   (356.2)    (70.1)
                                                   --------  --------  --------
    Premiums earned............................... $2,710.1  $2,304.9  $2,293.3
                                                   ========  ========  ========
Premiums written:
  Direct.......................................... $2,701.2  $2,365.6  $2,114.9
  Assumed.........................................    373.0     315.9     285.8
  Ceded...........................................   (362.0)   (367.1)    (95.6)
                                                   --------  --------  --------
    Premiums written.............................. $2,712.2  $2,314.4  $2,305.1
                                                   ========  ========  ========

For the years ended December 31, 1998, 1997 and 1996, recoveries recognized under reinsurance agreements offset benefits to policyholders by $325.5 million, $270.9 million and $65.7 million, respectively.

NOTE 7. BUSINESS RESTRUCTURING AND OTHER CHARGES

Business Restructuring

Charges of $7.2 million were recorded in 1996. The charge in 1996 was related to the merger of Commercial Life into UNUM America.

Intangible Asset Write-offs and Future Loss Reserves

In connection with the merger of Commercial Life into UNUM America, the sale of the tax-sheltered annuity business (see Note 5 "Sale of Tax-Sheltered Annuity Business"), as well as UNUM America's continued efforts to strengthen its focus on its core products, the company initiated a review of certain products, which resulted in the recognition of pretax charges totaling $37.5 million during 1996. These charges reduced income before income taxes by $13.1 million in the Disability Insurance segment, $9.4 million in the Special Risk Insurance segment, and $15.0 million in the Retirement Products.

NOTE 8. EMPLOYEE BENEFIT AND INCENTIVE PLANS

Pension Plans

At December 31, 1998, UNUM Corporation had a noncontributory defined benefit pension plan ("Lifecycle Plan") covering substantially all domestic employees, including employees of UNUM America. At December 31, 1998, the plan assets included 448,784 shares of UNUM Corporation common stock with a fair value of $26.2 million. The amount of dividends paid on these shares in 1998 was not material.

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

In 1997, UNUM Corporation changed the measurement date for the valuation of its pension plan and postretirement benefit plan assets and actuarially determined obligations from December 31, to September 30. The change in measurement date had no effect on 1997 or prior years' net pension and periodic postretirement benefit costs.

Postretirement Health Care and Life Insurance Benefits

UNUM America provides certain health care and life insurance benefits for retired employees and covered dependents. The underlying plans are not currently funded. The cost of these plans was $3.1 million, $3.0 million and $8.0 million for the years ended December 31, 1998, 1997 and 1996, respectively. At December 31, 1998, and 1997, the liability associated with these plans was $75.1 million and $71.3 million, respectively.

Retirement Savings Plans

UNUM America participates in UNUM Corporation's Retirement Savings Plan. Effective January 1, 1997, UNUM Corporation introduced a single retirement savings plan for all domestic employees. Dependent upon the employee's annual earnings, eligible employees may contribute up to 15% of their annual compensation, including incentive payouts. UNUM America matches 100% of the employee's contribution up to 3% of the employee's compensation, plus 50% of the employee's contribution on the next 2% of the employee's compensation, to a maximum of 4% after eligibility requirements of one year is met. Employees become 100% vested immediately upon becoming eligible. Expense for the retirement savings plans amounted to $7.9 million, $7.3 million and $5.6 million in 1998, 1997 and 1996, respectively.

Annual Incentive Plans

UNUM America has several annual incentive plans for certain employees and executive officers that provide additional compensation based on achievement of predetermined annual corporate and affiliate financial and non-financial goals. In 1998, 1997 and 1996, expense for these plans was $24.0 million, $26.1 million and $31.1 million, respectively.

Stock Options

The 1996 Long-Term Stock Incentive Plan ("1996 Incentive Plan") provides for granting options to officers, nonemployee directors of UNUM America, and key employees to purchase UNUM Corporation common stock over ten years. The 1996 Incentive Plan also provides for granting to key officers restricted stock awards whose vesting is contingent upon achieving prescribed financial performance objectives or upon the grantee remaining in UNUM's employ for a specified period of time. Options and restricted stock may be granted annually at the discretion of the Committee.

The 1998 Goals Stock Option Plan ("1998 Option Plan") provides for granting to all eligible employees up to 300 options to purchase UNUM Corporation common stock. The options will vest to the employee nine years from the date of grant. Vesting may be accelerated to an earlier date at the discretion of the plan administrator.

In connection with the pending merger (see Note 17 "Proposed Merger with Provident (Unaudited)") outstanding options which have otherwise not vested will do as a result of a change in control as defined by the plans. For outstanding options related to the 1998 Option Plan, a change in control will occur at the time shareholders vote in favor of the merger. Outstanding options related to the 1996 Incentive Plan will vest upon the consummation of the merger.

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

NOTE 9. DIVIDEND RESTRICTIONS

UNUM America is subject to various state insurance regulatory restrictions that limit the maximum amount of dividends available from its United States domiciled insurance subsidiaries without prior approval. The amount available under current law for payment of dividends during 1999 to UNUM Corporation from UNUM America without state insurance regulatory approval is approximately $109 million. Dividends in excess of this amount may only be paid with state insurance regulatory approval. The statutory capital and surplus of UNUM America was approximately $1,087 million and $946 million, at December 31, 1998, and 1997, respectively. The statutory net operating income, which excludes realized investment gains and losses net of tax, of UNUM America was approximately $12 million, $182 million and $113 million for 1998, 1997 and 1996, respectively. State insurance regulatory authorities prescribe statutory accounting practices that differ in certain respects from generally accepted accounting principles. The significant differences relate to deferred acquisition costs, deferred income taxes, non-admitted asset balances, required investment risk reserves and reserve calculation assumptions.

NOTE 10. INCOME TAXES

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                         Year Ended December
                                                                 31,
                                                         ----------------------
                                                          1998    1997    1996
                                                         ------  ------  ------
                                                             (Dollars in
                                                              millions)
Tax at federal statutory rate of 35%.................... $144.7  $155.8  $ 94.8
Tax-exempt income.......................................  (21.4)  (15.7)  (15.4)
Other...................................................    3.1    (6.3)   (1.1)
                                                         ------  ------  ------
  Income taxes.......................................... $126.4  $133.8  $ 78.3
                                                         ======  ======  ======

Deferred income tax liabilities and assets consist of the following:

                                                                  December 31,
                                                                  -------------
                                                                   1998   1997
                                                                  ------ ------
                                                                   (Dollars in
                                                                    millions)
Deferred tax liabilities:
  Deferred policy acquisition costs.............................. $222.8 $171.4
  Policy reserve adjustments.....................................  192.5  117.7
  Net unrealized gains...........................................  127.3   94.5
  Value of business acquired.....................................    0.9    1.0
  Invested assets................................................   28.1    0.6
  Other..........................................................   10.8    2.9
                                                                  ------ ------
    Gross deferred tax liabilities...............................  582.4  388.1
                                                                  ------ ------
Deferred tax assets:
  Alternative Minimum Tax Credits................................   20.5    --
  Net realized losses............................................   16.6    6.0
  Postretirement benefits........................................   25.8   25.4
  Deferred gains.................................................    1.5    2.0
  Accrued liabilities............................................   29.7    3.7
  Other..........................................................    3.4    1.0
                                                                  ------ ------
    Gross deferred tax assets....................................   97.5   38.1
                                                                  ------ ------
Net deferred tax liability....................................... $484.9 $350.0
                                                                  ====== ======

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

UNUM America's operations are included with those of UNUM Corporation and subsidiaries in a consolidated income tax return. Under provisions of a tax-sharing agreement among the members of the consolidated tax return group, tax is allocated based on the separate return taxable income of each company with companies being reimbursed currently for their capital and ordinary losses.

UNUM America's Statements of Income for 1998, 1997 and 1996, included the following amounts of foreign income and related income tax expense:

                                                                Year Ended
                                                               December 31,
                                                             -----------------
                                                             1998  1997  1996
                                                             ----- ----- -----
                                                                (Dollars in
                                                                 millions)
Foreign income.............................................. $14.7 $10.4 $11.5
                                                             ===== ===== =====
Income tax expense (credit):
  Current................................................... $  -- $ 0.6 $(1.5)
  Deferred..................................................   5.5   3.1   5.6
                                                             ----- ----- -----
    Total................................................... $ 5.5 $ 3.7 $ 4.1
                                                             ===== ===== =====

Note 11. FAIR VALUES OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures do not purport to be the amount that could be realized in immediate settlement of the financial instrument.

The following table summarizes the carrying amounts and fair values of UNUM America's financial instruments at December 31, 1998, and 1997:

                                                  1998              1997
                                            ----------------- -----------------
                                            Carrying   Fair   Carrying   Fair
                                             Amount   Value    Amount   Value
                                            -------- -------- -------- --------
                                                   (Dollars in millions)
Financial assets:
  Fixed maturities available for sale...... $5,278.1 $5,278.1 $5,174.1 $5,174.1
  Equity securities available for sale.....      6.0      6.0      8.7      8.7
  Mortgage loans...........................  1,163.6  1,274.0  1,023.4  1,127.4
  Policy loans.............................    106.6    106.6    111.8    111.8
  Short-term investments...................    100.4    100.4     63.1     63.1
  Cash.....................................     13.5     13.5     21.1     21.1
  Accrued investment income................    104.0    104.0    107.7    107.7
  Deposit assets...........................    710.9    710.9    670.4    670.4
Financial liabilities:
  Other policyholder funds:
    Investment-type insurance contracts:
      With defined maturities.............. $   69.3 $   84.6 $  141.6 $  159.3
      With no defined maturities...........    247.3    245.4    319.2    315.4
    Individual annuities and supplementary
     contracts not involving life
     contingencies.........................     57.1     57.1     63.5     63.5
Off-balance sheet financial instruments:
  Interest rate futures contracts..........      --     110.7      --       --

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Fixed Maturities Available for Sale: Fair values for fixed maturities are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

Equity Securities Available for Sale: Fair values for equity securities available for sale are based on quoted market prices and are reported in the Balance Sheets at these values.

Mortgage Loans: Fair values for mortgage loans are estimated based on discounted cash flow analyses using interest rates currently being offered for similar mortgage loans to borrowers with similar credit ratings and maturities. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.

Policy Loans, Short-term Investments, Cash, Accrued Investment Income and Deposit Assets: Fair values for these instruments approximate the carrying amounts reported in the Balance Sheets.

Investment-type Insurance Contracts: Fair values for liabilities under investment-type insurance contracts with defined maturities are estimated using discounted cash flow calculations based on interest rates that would be offered currently for similar contracts with maturities consistent with those remaining for the contracts being valued. Fair values for liabilities under investment-type insurance contracts with no defined maturities are the amounts payable on demand after surrender charges at the balance sheet date.

The estimated fair values of liabilities under all insurance contracts (investment-type and other than investment-type) are taken into consideration in UNUM America's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

Individual Annuities and Supplementary Contracts not Involving Life
Contingencies: Fair values approximate the carrying amounts reported in other policyholder funds in the Balance Sheets.

Off-Balance Sheet Financial Instruments: Fair value for off-balance sheet financial instruments are based on current settlement values.

NOTE 12. DERIVATIVE FINANCIAL INSTRUMENTS

UNUM America periodically uses options, futures, forward exchange contracts and interest rate swaps which are common derivative financial instruments, to hedge certain risks associated with anticipated purchases and sales of investments, anticipated debt issuance and certain payments denominated in foreign currencies, primarily Canadian dollars. These derivative financial instruments are used to protect UNUM America from the effect of market fluctuations in interest and exchange rates between the contract date and the date on which the hedged transaction occurs.

In using these instruments, UNUM America is subject to the off-balance-sheet credit risk that the counterparties of the transactions will fail to perform as contracted. UNUM America manages this risk by only entering into contracts with highly rated institutions and listed exchanges. UNUM America does not hold or issue derivative financial instruments for the purpose of trading.

Historically, all positions UNUM America has taken in derivative contracts have qualified for hedge accounting in accordance with the criteria established by FAS 52, "Foreign Currency Translation," and FAS 80,

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

"Accounting for Futures Contracts." Upon entering a derivative contract, UNUM America uses this criteria to evaluate the correlation of risk protection provided by a derivative contract to the risk created by market fluctuations to ensure hedge accounting is appropriate for the contract. Accordingly, gains or losses related to qualifying hedges of firm commitments or anticipated transactions involving investment purchases and debt issuance are deferred and recognized as an adjustment to the carrying amount of the underlying asset or liability when the hedged transaction occurs. Gains or losses related to qualifying hedges of anticipated transactions involving the sale of investments are deferred and recognized in income when the hedged transaction occurs. No gains or losses related to qualifying hedges of anticipated transactions involving payments denominated in foreign currencies are recorded if the hedged transaction is likely to occur.

The amount of any deferred gains or losses on outstanding interest rate futures contracts, which require daily cash settlement, are included in fixed maturities in UNUM America's Balance Sheets. The fair values of any outstanding forward exchange rate contracts and options which do not require daily cash settlement, are not recognized in UNUM America's Balance Sheets.

Any resulting gains or losses from early termination of a derivative designated as a hedge are deferred and recognized in income or as an adjustment of the carrying amount of the underlying asset or liability when the hedged transaction occurs. Any gains or losses that result when the designated item is extinguished, such as maturity, sale, or termination, or when the hedged transaction is no longer likely to occur, are included in income in the period in which the extinguishment takes place or it is known that the hedged anticipated transaction will not occur.

UNUM America had open interest rate futures contract at December 31, 1998, with notional amounts of $111.0 million to hedge anticipated cash flows in 1999. These futures contracts had a related net unrealized loss of $0.3 million at December 31, 1998. UNUM America had no open derivative financial instruments at December 31, 1997.

NOTE 13. LITIGATION

In the normal course of its business operations, UNUM America is involved in litigation from time to time with claimants, beneficiaries and others, and a number of lawsuits were pending at December 31, 1998. In some instances, these proceedings include claims for punitive damages and similar types of relief in unspecified or substantial amounts, in addition to amounts for alleged contractual liability or other compensatory damages. In the opinion of management, the ultimate liability, if any, arising from this litigation is not expected to have a material adverse effect on the financial position, operating results or liquidity of UNUM America.

On December 29, 1993, UNUM America filed a suit in the United States District Court for the District of Maine, seeking a federal income tax refund. The suit was based on a claim for a deduction in certain prior tax years for $652 million in cash and stock distributed to policyholders in connection with the 1986 conversion of Union Mutual Life Insurance Company to a stock company. UNUM America has fully paid, and provided for in prior years' financial statements, the tax at issue in this litigation. On May 23, 1996, the District Court issued its decision that the distribution in question was not a deductible expenditure. On December 2, 1997, the United States Court of Appeals affirmed the decision of the District Court denying UNUM America's claim for refund. UNUM America filed a petition requesting that the United States Supreme Court review the decision of the United States Court of Appeals, which was denied October 5, 1998; no further appeal is available.

NOTE 14. AFFILIATED COMPANIES AND RELATED PARTY TRANSACTIONS

UNUM America provides management and administrative services to affiliates, which are wholly-owned by UNUM Corporation. UNUM America allocates, principally at cost, the related expenses based on direct association whenever possible. If the expenses cannot be readily associated, the costs are allocated based on ratios of the relative time spent, extent of usage or varying volume of work performed.

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

On December 31, 1997, UNUM America entered into a 100% indemnity coinsurance agreement with UNUM International Limited ("UNUM International"), an affiliated company organized under the laws of the Islands of Bermuda. Under the agreement, UNUM America transferred group long term disability ("group LTD") claim reserves to UNUM International with respect to disabilities which occurred prior to December 31, 1992. UNUM America will continue to transfer group LTD claim reserves to UNUM International each quarter with respect to disabilities which occurred during the quarter ending nineteen quarters prior to the ceding date. Either party may terminate this agreement as to risks not yet ceded upon ninety days notice in writing to the other party. Claim liabilities of $297.3 and $56.5 million were ceded to UNUM International under this agreement at December 31, 1998, and 1997, respectively.

NOTE 15. SEGMENT INFORMATION

UNUM's America's three reportable operating segments include: Disability Insurance, Special Risk Insurance, and Retirement Products. Each operating segment represents a product grouping based on the similarity of the products in such areas as risk-relief, economic characteristics, market potential and the specific markets being targeted for these products. The Disability Insurance segment includes disability products offered in North America, the United Kingdom and Japan including: group long term disability, group short term disability, long term care, individual disability and disability reinsurance operations. The Special Risk Insurance segment includes group life, accidental death and dismemberment, travel and voluntary accident insurance, special risk reinsurance operations and other special risk insurance products. The Retirement Products segment includes products no longer actively marketed by UNUM America including: tax-sheltered annuities, guaranteed investment contracts, deposit administration accounts, 401(k) plans, individual life and group medical insurance. In addition, UNUM America records transactions that are generally non-insurance related in Corporate.

UNUM America's markets for its insurance products are the United States and its principal market, Canada. UNUM America and First UNUM Life Insurance Company combined are the leading provider of group long term disability insurance, its principal product, in the United States. Products are marketed through sales personnel, independent contractors and brokers, and specialty agents. UNUM targets sales of its disability products to executive, administrative and management personnel, and other professionals such as educators, consultants, health care providers, accountants and engineers.

UNUM America evaluates and allocates resources based on pretax operating income, which is defined as income (loss) before income taxes exclusive of realized investment gains (losses) and special items. Realized investment gains (losses) are excluded from management's evaluation of segment performance as management believes the volatility in gains and losses associated with the selling of invested assets in the financial markets is not representative of ongoing operations. Special items are excluded from management's evaluation of segment performance as management considers them as being not representative of ongoing operations and believes a discussion of the results on a pretax operating income basis provides a better understanding of the results of ongoing operations. The accounting policies of the operating segments are the same as those described in Note 1, "Summary of Significant Accounting Policies."

Investment income and net realized investment gains and losses are allocated to the segments based on designation of ownership of assets identified to the products in each segment. Operating expenses are allocated to the segments based on direct association with a product whenever possible. If the expense cannot be readily associated with a particular product, the costs are allocated based on ratios of the relative time spent, extent of usage or varying volume of work performed for each segment.

                     UNUM LIFE INSURANCE COMPANY OF AMERICA

Summarized financial information for the three reportable operating segments and Corporate is as follows:

                                                     Year Ended December 31,
                                                    ---------------------------
                                                      1998     1997      1996
                                                    -------- --------  --------
                                                      (Dollars in millions)
Premiums:
  Disability Insurance............................. $1,787.2 $1,523.4  $1,593.6
  Special Risk Insurance...........................    919.3    775.7     680.7
  Retirement Products..............................      3.6      5.8      19.0
                                                    -------- --------  --------
    Total premiums................................. $2,710.1 $2,304.9  $2,293.3
                                                    ======== ========  ========
Investment Income:
  Disability Insurance............................. $  362.1 $  369.3  $  369.1
  Special Risk Insurance...........................     64.0     59.1      49.6
  Retirement Products..............................     38.5     54.5     210.9
  Corporate........................................      2.1      3.9       8.9
                                                    -------- --------  --------
    Total investment income........................ $  466.7 $  486.8  $  638.5
                                                    ======== ========  ========
Deferred acquisition cost amortization:
  Disability Insurance............................. $   54.3 $   44.2  $   78.5
  Special Risk Insurance...........................     85.7     64.2      40.9
  Retirement Products..............................      0.0      0.1       0.0
                                                    -------- --------  --------
    Total amortization............................. $  140.0 $  108.5  $  119.4
                                                    ======== ========  ========
Pretax operating Income (loss):
  Disability Insurance............................. $  296.4 $  285.2  $  277.5
  Special Risk Insurance...........................    135.1    117.5      73.3
  Retirement Products..............................      2.4      4.7      16.4
  Corporate........................................      0.4     (0.7)     (5.0)
                                                    -------- --------  --------
    Total pretax operating income..................    434.3    383.6     362.2
Taxes on pretax operating income...................    133.7    112.3     110.3
                                                    -------- --------  --------
    Operating Income...............................    300.6    271.3     251.9
                                                    ======== ========  ========

                                                     Year Ended December 31,
                                                   ----------------------------
                                                     1998      1997     1996
                                                   --------- -------- ---------
                                                      (Dollars in millions)
Identifiable Assets:
  Disability Insurance............................ $ 7,834.9 $6,927.5 $ 6,164.6
  Special Risk Insurance..........................   1,487.7  1,332.3   1,082.6
  Retirement Products.............................     921.2  1,070.7   4,427.4
  Corporate.......................................     355.3    169.1     275.4
  Individual Participation Life & Annuity.........     370.9    367.3     354.0
                                                   --------- -------- ---------
    Total Assets.................................. $10,970.0 $9,866.9 $12,304.0
                                                   ========= ======== =========

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

Information concerning principal geographic areas is as follows:

                                                      Year Ended December 31,
                                                     --------------------------
                                                       1998     1997     1996
                                                     -------- -------- --------
                                                       (Dollars in millions)
Geographic information on premiums:
  United States..................................... $2,570.8 $2,201.1 $2,197.0
  Foreign countries.................................    139.3    103.8     96.3
                                                     -------- -------- --------
    Total premiums.................................. $2,710.1 $2,304.9 $2,293.3
                                                     ======== ======== ========

UNUM America's long-lived assets are not material to the total consolidated assets and are not presented by geographic region.

The following is provided to reconcile certain financial information for the reportable segment totals to consolidated totals and provide a description of the reconciling items:

                                                        Year Ended December
                                                                31,
                                                        ----------------------
                                                         1998    1997    1996
                                                        ------  ------  ------
                                                            (Dollars in
                                                             millions)
Deferred acquisition cost amortization:
  Total amortization for reportable segments........... $140.0  $108.5  $119.4
  Special item--deferred acquisition cost write-offs
   (a).................................................    --      --     11.7
                                                        ------  ------  ------
    Total consolidated amortization.................... $140.0  $108.5  $131.1
                                                        ======  ======  ======
Income before income taxes:
  Total pretax operating income for reportable segments
   and Corporate....................................... $434.3  $383.6  $362.2
  Realized investment gains (losses)...................   34.0    (1.5)    5.9
  Special items:
    Disability claims reserve increase (b).............  (54.9)    --      --
    TSA deferred gain recognition (c)..................    --     69.6     --
    Reinsurance pool results (d).......................    --     (6.7)    --
    Individual disability reinsurance fees (e).........    --      --    (49.7)
    Write-offs and future loss reserves (a)............    --      --    (37.5)
    Merger and integration costs (f)...................    --      --    (10.1)
                                                        ------  ------  ------
    Total consolidated income before income taxes...... $413.4  $445.0  $270.8
                                                        ======  ======  ======

As previously discussed, management's evaluation of segment performance excludes realized investment gains (losses) and special items. The following describes or references the special items that reconcile total segment amounts to total consolidated amounts:
(a) See Note 7 "Business Restructuring and Other Charges." The $13.1 million charge in the Disability Insurance segment included an $11.7 million write-off of deferred acquisition costs. Additionally, $0.5 million of direct costs, primarily relocation expenses, were recognized during fourth quarter 1997.
(b) See Note 4 "Reserves."
(c) See Note 5 "Sale of Tax-Sheltered Annuity Business."
(d) See the Changes in Accounting Estimates section of Note 1 "Summary of Significant Accounting Policies."
(e) See Note 6 "Reinsurance."
(f) During third quarter 1996, actions related to the merger of Commercial Life into UNUM America resulted in a $10.1 million increase in operating expenses for Corporate.

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

NOTE 16. SUPPLEMENTARY INSURANCE INFORMATION

                                             (1) (2)
                                          Future policy                                   Amortization
                               Deferred   benefits and            (4) (5)    Benefits to  of deferred     (5)
                                policy    unpaid claims   (3)       Net     policyholders    policy      Other     (6)
                              acquisition   and claim   Premium  investment and interest  acquisition  operating Premiums
Segment                          costs      expenses    revenue    income     credited       costs     expenses  written
-------                       ----------- ------------- -------- ---------- ------------- ------------ --------- --------
                                                                 (Dollars in millions)
Year Ended December 31, 1998
 Disability Insurance.......    $577.8      $5,399.0    $1,823.6   $394.7     $1,469.1       $ 54.3     $422.6   $1,787.3
 Special Risk Insurance.....     185.2         751.9       921.5     65.8        650.6       $ 85.7      108.6      924.1
 Retirement Products........       --          621.3        24.8     38.1         48.7          --        14.6        0.8
 Corporate..................       --            --          --       2.1          --           --         1.8        --
                                ------      --------    --------   ------     --------       ------     ------   --------
   Total....................    $763.0      $6,772.2    $2,769.9   $500.7     $2,168.4       $140.0     $547.6   $2,712.2
                                ======      ========    ========   ======     ========       ======     ======   ========
Year Ended December 31, 1997
 Disability Insurance.......    $469.0      $4,834.4    $1,583.2   $368.3     $1,248.7       $ 44.2     $401.0   $1,525.6
 Special Risk Insurance.....     147.8         706.9       780.5     60.4        552.0         64.2      108.6      782.7
 Retirement Products........       0.0         609.6       126.1     53.4        101.1          0.1        5.6        6.1
 Corporate..................       --            --          --       3.2          --           --         5.7        --
                                ------      --------    --------   ------     --------       ------     ------   --------
   Total....................    $616.8      $6,150.9    $2,489.8   $485.3     $1,901.8       $108.5     $520.9   $2,314.4
                                ======      ========    ========   ======     ========       ======     ======   ========
Year Ended December 31, 1996
 Disability Insurance.......    $396.0      $4,414.1    $1,637.4   $370.8     $1,257.4       $ 90.2     $465.1   $1,596.1
 Special Risk Insurance.....     119.0         588.7       682.3     50.0        484.6         40.9      129.0      214.0
 Retirement Products........       0.9         613.0        64.0    213.8        251.7          --        24.6       14.9
 Corporate..................       --            --          --       9.8          --           --        13.8        --
                                ------      --------    --------   ------     --------       ------     ------   --------
   Total....................    $515.9      $5,615.8    $2,383.7   $644.4     $1,993.7       $131.1     $632.5   $1,825.0
                                ======      ========    ========   ======     ========       ======     ======   ========

--------
(1) Excludes other policyholder funds, as follows:

                                                           1998   1997    1996
                                                          ------ ------ --------
                                                          (Dollars in millions)
Segment:
  Disability Insurance................................... $  5.7 $  2.0 $    5.7
  Special Risk Insurance.................................   11.8   12.0     10.9
  Retirement Products....................................  541.3  700.3  3,285.5
                                                          ------ ------ --------
    Total................................................ $558.8 $714.3 $3,302.1
                                                          ====== ====== ========

(2) Includes unearned premiums, other policy claims and benefits payable.
(3) Includes fees and other income (expenses).
(4) Includes investment income (expense) and net realized investment gains (losses).
(5) Investment income and net realized investment gains are allocated to the segments based on designation of ownership of assets identified to the segments. Operating expenses are allocated to segments based on direct association with a product whenever possible. If, however, the expense cannot be readily associated with a particular product, the costs are allocated based on ratios of the relative time spent, extent of usage or varying volume of work performed for each segment.
(6) Premiums written for health and disability income policies.

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

NOTE 17. PROPOSED MERGER WITH PROVIDENT (UNAUDITED)

On November 22, 1998, UNUM entered into an agreement with Provident, pursuant to which UNUM and Provident will merge under the name UNUMProvident. Under the merger agreement, each outstanding share of Provident common stock will be reclassified and converted into 0.73 of a share of UNUMProvident common stock and each outstanding share of UNUM common stock will be converted into one share of UNUMProvident common stock. The merger will be accounted for as a pooling of interests. The merger is subject to regulatory and UNUM stockholder and Provident stockholder approval.

On the date the merger is completed or on an earlier date if required by generally accepted accounting principles, UNUMProvident will record an expense for merger related costs of approximately $210 million ($148 million net of income taxes). These costs include amounts for severance and related costs, early retirement, exit costs for duplicate facilities and asset impairments, and merger related costs such as investment banker, legal and accountant fees. The estimated merger related expenses represent management's best estimates based on available information at this time. Actual charges may differ from these estimates.

UNUM Corporation and Provident are in the process of reviewing their accounting policies and financial statement classifications. One aspect of this preliminary review has indicated that UNUM's process and assumptions used to calculate the discount rate for claim reserves of certain disability businesses differs from that used by Provident. It has been determined that Provident's process and assumptions are more appropriate in the context of a combined entity. Upon completion of the merger, UNUM America will reduce the rates used to discount unpaid claims-reserves for long term disability and individual disability. The preliminary estimates of discount rate reductions will result in an estimated increase to UNUM America's unpaid claims reserve upon consummation of the merger of approximately $179.2 million ($116.5 million after tax).

                                    PART C
                               OTHER INFORMATION

Item 24.  Financial statements and Exhibits

     (a)  The following financial statements are included in Part B:

          Financial Statements of Registrant - VA-I Separate Account of UNUM Life Insurance Company of America.

          Audited statement of assets and liabilities as of December 31, 1998 and statement of operations and changes in net assets for the two years ended December 31, 1998.

          Financial Statements of Depositor - UNUM Life Insurance Company of America.

          Audited balance sheets as of December 31, 1998 and 1997 and audited statements of income, stockholder's equity, cash flows and comprehensive income for each of the three years in the period ended December 31, 1998.

     (b)  Exhibits

          1(a) Resolution adopted by the Board of Directors of UNUM Life Insurance Company on July 8, 1988 establishing the TSAVA Separate Account of UNUM Life Insurance Company is incorporated herein by reference to Post-effective Amendment No. 10 on Form N-4 filed by VA-I Separate Account of UNUM Life Insurance Company of America on May 1, 1998 (File No. 33-47786).

          1(b) Resolution adopted by the Board of Directors of UNUM Life Insurance Company on February 7, 1991 changing the name and broadening the scope of the VA-I Separate Account is incorporated herein by reference to Post-effective Amendment No. 10 on Form N-4 filed by VA-I Separate Account of UNUM Life Insurance Company of America on May 1, 1998 (File No. 33-47786).

          2.        Not applicable.


          3(a) Principal underwriting agreement between UNUM Life Insurance Company of America and LNC Equity Sales Corporation is incorporated herein by reference to Post-effective Amendment No. 9 on Form N-4 filed by VA-I Separate Account of UNUM Life Insurance Company of America on April 30, 1997 (File No. 33-47786).

          3(b) Form of broker-dealer sales agreement is incorporated herein by reference to Post-effective Amendment No. 9 on Form N-4 filed by VA-I Separate Account of UNUM Life Insurance Company of America on April 30, 1997 (File No. 33-47786).

          4(a) Form of Group Annuity Contracts for UNUM Life Insurance Company of America is incorporated herein by reference to Post-effective Amendment No. 8 on Form N-4 filed by VA-I Separate Account of UNUM Life Insurance Company of America on May 1, 1998 (File No. 33-45846).

          4(b) Form of Contract Rider providing for automatic assumption of certain contracts by The Lincoln National Life Insurance Company is incorporated herein by reference to Post-effective Amendment No. 6 on Form N-4 filed by VA-I Separate Account of UNUM Life Insurance Company of America on May 1, 1996 (File No. 33-45846).

          5(a) Form of application for Group Annuity Contract is incorporated herein by reference to Post-effective Amendment No. 10 on Form N-4 filed by VA-I Separate Account of UNUM Life Insurance Company of America on May 1, 1998 (File No. 33-47786).

          5(b) Form of Participant enrollment form (including acknowledgment of restrictions on redemption imposed by I.R.C. Section 403(b)) is incorporated herein by reference to Post-effective Amendment No. 10 on Form N-4 filed by VA-I
                    Separate Account of UNUM Life Insurance Company of America on May 1, 1998 (File No. 33-47786).

          6(a)      Articles of incorporation of UNUM Life Insurance Company of
                    America (including Articles of Merger filed December 30,
                    1991, for merger of UNUM Life Insurance Company and UNUM
                    Pension and Insurance Company into UNUM Life Insurance
                    Company of America; and Articles of Merger filed November 4,
                    1996, for merger of Commercial Life Insurance Company into
                    UNUM Life Insurance Company of America) are incorporated herein by reference to Post-effective Amendment No. 10 on Form N-4 filed by VA-I Separate Account of UNUM Life
                    Insurance Company of America on May 1, 1998 (File No.
                    33-47786).

          6(b) Bylaws of UNUM Life Insurance Company of America are incorporated herein by reference to Post-effective Amendment
                    No. 10 on Form N-4 filed by VA-I Separate Account of UNUM
                    Life Insurance Company of America on May 1, 1998 (File
                    No. 33-47786).

          6(c) Plan and Agreement of Merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM Life
                    Insurance Company dated September 13, 1991, and certain supporting resolutions and consents of directors and stockholders of UNUM Life Insurance Company of America are incorporated herein by reference to Post-effective Amendment
                    No. 10 on Form N-4 filed by VA-I Separate Account of UNUM
                    Life Insurance Company of America on May 1, 1998 (File
                    No. 33-47786).

          7(a)      Assumption Reinsurance Agreement by and between UNUM Life
                    Insurance Company of America and The Lincoln National Life
                    Insurance Company is incorporated herein by reference to Post-effective Amendment No. 9 on Form N-4 filed by VA-I
                    Separate Account of UNUM Life Insurance Company of America on April 30, 1997 (File No. 33-47786).

          7(b)      Assumption Reinsurance Agreement by and between UNUM Life
                    Insurance Company of America and Lincoln Life & Annuity
                    Company of New York is incorporated herein by reference to Post-effective Amendment No. 9 on Form N-4 filed by VA-I
                    Separate Account of UNUM Life Insurance Company of America on April 30, 1997 (File No. 33-47786).

          7(c)      Coinsurance and Assumption Agreement by and between UNUM
                    Life Insurance Company of America and The Lincoln National
                    Life Insurance Company is incorporated herein by reference to Post-effective Amendment No. 9 on Form N-4 filed by VA-I
                    Separate Account of UNUM Life Insurance Company of America on April 30, 1997 (File No. 33-47786).

          7(d)      Indemnity Reinsurance Agreement by and between UNUM Life
                    Insurance Company of America and The Lincoln National Life
                    Insurance Company is incorporated herein by reference to Post-effective Amendment No. 9 on Form N-4 filed by VA-I
                    Separate Account of UNUM Life Insurance Company of America on April 30, 1997 (File No. 33-47786).

          7(e)      Indemnity Reinsurance Agreement by and between UNUM Life
                    Insurance Company of America and Lincoln Life & Annuity
                    Company of New York is incorporated herein by reference to Post-effective Amendment No. 9 on Form N-4 filed by VA-I
                    Separate Account of UNUM Life Insurance Company of America on April 30, 1997 (File No. 33-47786).

          8(a) Participation Agreement between UNUM Life Insurance Company and Dreyfus Life & Annuity Index Fund, Inc. is incorporated herein by reference to Post-effective Amendment No. 10 on Form N-4 filed by VA-I Separate Account of UNUM Life
                    Insurance Company of America on May 1, 1998 (File No.
                    33-47786).

          8(b) Participation Agreement between UNUM Life Insurance Company and Variable Insurance Products Fund I and Fidelity
                    Distributors Corporation is incorporated herein by reference to Post-effective Amendment No. 10 on Form N-4 filed by VA-I
                    Separate Account of UNUM Life Insurance Company of America on May 1, 1998 (File No. 33-47786).

          8(c) Participation Agreement between UNUM Life Insurance Company and Variable Insurance Products Fund II and Fidelity
                    Distributors Corporation is incorporated herein by reference to Post-effective Amendment No. 10 on Form N-4 filed by VA-I
                    Separate Account of UNUM Life Insurance Company of America on May 1, 1998 (File No. 33-47786).

          8(d)      Participation Agreement between UNUM Life Insurance Company and
                    Twentieth Century Management Company is incorporated herein by reference to Post-effective Amendment No. 10 on Form N-4 filed by VA-I Separate Account of UNUM Life Insurance
                    Company of America on May 1, 1998 (File No. 33-47786).

          8(e) Participation Agreement between UNUM Life Insurance Company of America and Dreyfus Variable Investment Fund and Dreyfus
                    Corporation is incorporated herein by reference to Post-effective Amendment No. 10 on Form N-4 filed by VA-I
                    Separate Account of UNUM Life Insurance Company of America on May 1, 1998 (File No. 33-47786).

          8(f) Participation Agreement between UNUM Life Insurance Company of America and Acacia Capital Corporation is incorporated herein by reference to Post-effective Amendment No. 10 on Form N-4 filed by VA-I Separate Account of UNUM Life
                    Insurance Company of America on May 1, 1998 (File No.
                    33-47786).

          8(g) Participation Agreement between UNUM Life Insurance Company of America and T. Rowe Price is incorporated herein by reference to Post-effective Amendment No. 10 on Form N-4 filed by VA-I Separate Account of UNUM Life Insurance
                    Company of America on May 1, 1998 (File No. 33-47786).

          8(i)      Administrative Services Agreement by and between UNUM Life
                    Insurance Company of America and The Lincoln National Life
                    Insurance Company is incorporated herein by reference to Post-effective Amendment No. 9 on Form N-4 filed by VA-I
                    Separate Account of UNUM Life Insurance Company of America on April 30, 1997 (File No. 33-47786).

          9.        Consent and opinion of Kevin J. Tierney, General Counsel of
                    UNUM Life Insurance Company of America, as to the legality of the securities being registered is incorporated herein by reference to Post-effective Amendment No. 6 on Form N-4 filed by VA-I Separate Account of UNUM Life Insurance
                    Company of America on May 1, 1996 (File No. 33-45846).

          10(a)     Consent of PricewaterhouseCoopers LLP, Independent
                    Accountants.

          10(b)     Powers of Attorney for Kevin P. O'Connell and Robert W.
                    Crispin are incorporated herein by reference to Amendment
                    No. 27 to the registration statement of the VA-I Separate
                    Account of UNUM Life Insurance Company on Form N-4 (File No.
                    33-47786), filed on May 1, 1996.

          10(c)     Powers of Attorney for Thomas G. Brown, Diane M. Garofalo,
                    Peter J. Moynihan, James F. Orr III, Elaine D. Rosen, and
                    Eileen C. Farrar are incorporated herein by reference to Post-effective Amendment No. 10 on Form N-4 filed by VA-I
                    Separate Account of UNUM Life Insurance Company of America on May 1, 1998 (File No. 33-47786).

          11.       No financial statements are omitted from Item 23.

          12.       Not Applicable.

          13(a) Schedule for computation of Performance Quotations is incorporated herein by reference to Amendment No. 7 filed by Lincoln National Variable Annuity Account L of The Lincoln National Life Insurance Company on April 30, 1997 (File No. 333-05827).

          13(b) Supplement to Schedule for Computation of Performance Quotations is incorporated herein by reference to Post-effective Amendment No. 8 on Form N-4 filed by VA-I Separate Account of UNUM Life Insurance Company of America on May 1, 1998 (File No. 33-45846).

          14.       Not Applicable.

          15(b)     Books and Records

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following list contains the officers and directors of UNUM Life Insurance Company of America who are engaged directly or indirectly in activities relating to the VA-I Separate Account as well as the Contracts. The list also shows UNUM Life Insurance Company of America's executive officers.



Name and Address              Positions and Offices with UNUM/America
James F. Orr III*             Chairman of the Board of Directors, Chief
                              Executive Officer

Elaine D. Rosen*              Director and President

Robert W. Crispin*            Director and Executive Vice President

Kevin P. O'Connell*           Director and Executive Vice President

Eileen C. Farrar*             Director and Senior Vice President

Peter J. Moynihan*            Director and Senior Vice President


Diane M. Garofalo*            Senior Vice President

Nicholas J. Desiderio*        Vice President and Chief Financial Officer

Kevin J. Tierney*             Director, Senior Vice President, General Counsel
                              and Secretary

*Principal business address of each person is 2211 Congress Street, Portland, Maine 04122.


Item 26. Persons Controlled by or Under Common Control with UNUM Life Insurance Company of America ("UNUM/America") or the VA-I Separate Account


The VA-I Separate Account is a separate account of UNUM/America and may be deemed to be controlled by UNUM/America although UNUM/America will follow voting instructions of Contractholders with respect to voting on certain important matters requiring a vote of Contractholders.

The following chart indicates the persons controlled or under common control with UNUM/America and the VA-I Separate Account:



    Federal I.D.#   Company                                                     NAIC#
    01-0405657      UNUM Corporation
    01-0285069        UNUM Holding Company
    01-0278678          UNUM Life Insurance Company of America, ME              62235
    01-0490889            UA Holdings 1994-1
    01-0490891            UA Holdings 1994-3
    95-4526249            SP Administrator, LLC
    13-1898173          First UNUM Life Insurance Company, NY                   64297
    01-0495196            NY Holdings 1994-1
    01-0495197            NY Holdings 1994-2
    01-0495198            NY Holdings 1994-3
    01-0495199            NY Holdings 1994-4
    01-0285776          UNUM Sales Corporation
    01-0284946          Claims Service International, Inc.
    01-0285617          UNUM Development Corporation
                        UNUM International Underwriters Inc.
                      UNUM European Holding Company Limited                      *
                        UNUM General Company Limited
                        UNUM Management Company Limited
                        UNUM Limited
                          Claims Services International Limited                  *
    AA-1120014          Open Door VAC Limited
                      Mindtask Limited
    13-2588770        Duncanson & Holt, Inc.
    01-0358803          Duncanson & Holt Services, Inc.
    91-1306242          Group Management Services, Inc.
                        Duncanson & Holt Administrative Services, Inc.
                        Duncanson & Holt Europe Ltd.
                          Duncanson & Holt Underwriters Ltd.
                          Duncanson & Holt Agencies, Ltd.
                          Duncanson & Holt Syndicate Management Ltd.
                          LRG Services Limited                                   *
                          Trafalgar Underwriting Agencies Ltd.
                        Duncanson & Holt Canada Ltd.
                        TRI-CAN Reinsurance Inc.
                        Duncanson & Holt Asia PTE Ltd.
    01-0477936        Colonial Companies, Inc.
    57-0144607          Colonial Life & Accident Insurance Company, SC          62049
    01-0491221            CLA Holdings 1994-1
    01-0491220            CLA Holdings 1994-2
    57-0856575          BenefitAmerica, Inc.
                      UNUM Japan Accident Insurance Company Limited              *
                      Duncanson & Holt (Bermuda) Ltd.                            *
                      UNUM International Ltd.                                    *
    13-3178143        Continental National Life Insurance Company, DE           61026  *
    13-3178146        Continental International Life Insurance Company, DE      61000  *
                      Boston Compania Argentina de Seguros S.A.                  *
    52-2060453        UNUM Partners, L.P.                                        *
    52-2060461        UNUM Finance Company                                       *
    52-2060454                                                                   *
    52-2060465            UNUM Delaware Company                                  *
                      Options and Choices, Inc.

Item 27.       Number of Contractholders


As of March 31, 1999, Registrant had 37 Contractholders.

Item 28.       Indemnification

Under the Participation Agreements entered into between UNUM/America and the Dreyfus Life & Annuity Index Fund, Inc., Dreyfus Variable Investment Fund and Dreyfus Corporation, Variable Insurance Products Funds I and II and Fidelity Distributors Corporation, Twentieth Century Management Company, Acacia Capital Corporation, and T. Rowe Price (the "Funds"), UNUM/America and its directors, officers, employees, agents and control persons have been indemnified by the Fund against any losses, claims or liabilities that arise out of any untrue statement or alleged untrue statement or omission of a material fact in the Funds' registration statements, prospectuses or sales literature. In addition, the Funds will indemnify UNUM/America against any liability, loss, damages, costs or expenses which UNUM/America may incur as a result of the Funds' incorrect calculations, incorrect reporting and/or untimely reporting of the Funds' net asset values, dividend rates or capital gain distribution rates.

UNUM/America's by-laws provide that UNUM/America "may indemnify any person made or threatened to be made a party of any action or proceeding, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, which any director, officer or employee of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, was a director, officer or employee of the Corporation or served such other corporation in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director, officer, or employee acted, in good faith, for a purpose which he or she reasonably believed to be in the best interests of the corporation."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


Item 29.       Principal Underwriter


    (a) Lincoln Financial Advisors Corporation also acts as the principal underwriter for the VA-I Separate Account of First UNUM Life Insurance Company, Lincoln National Variable Annuity Account L, and Lincoln Life & Annuity Variable Annuity Account L.

(b)(1) The following table sets forth certain information regarding the officers and directors of Lincoln Financial Advisors Corporation.


                         POSITIONS AND OFFICES
NAME AND ADDRESS         WITH LINCOLN FINANCIAL ADVISORS CORPORATION.
----------------         -------------------------------------------
J. Michael Hemp*****     President and Director
Carolyn P. Brody*        Vice President & Director
Priscilla S. Brown*      Vice President
John M. Behrendt*        Vice President and Director
Richard C. Boyles***     Chief Financial Officer and Administrative Officer
Gary D. Giller****       Director
Todd R. Stephenson***    Senior Vice President
Michael McMath*****      Senior Vice President
Janet C. Chrzan**        Vice President and Treasurer
Cynthia A. Rose**        Secretary


* Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, Indiana 46802.

** Principal business address of each person is 200 East Berry Street, Fort Wayne, Indiana 46802-2706.

*** Principal business address of each person is 3811 Illinois Road, Suite 205, Fort Wayne, Indiana 46804-1202.

**** 7650 Rivers Edge Dr., Suite 250, Columbus, OH  43235.

*****350 Church Street, Hartford, CT 06103

c)


                                            Net Underwriting Compensation
Name of Principal                           Discounts and         on       Brokerage
 Underwriter                                Commissions      Redemption    Commissions    Compensation
-----------------                           ---------------- ------------  -------------  ------------
Lincoln Financial Advisors Corporation             $0        N/A           N/A            N/A


Item 30.       Location of Accounts and Records

Exhibit 15(b) is hereby expressly incorporated herein by this reference.

Item 31.       Management Services

None


Item 32.       Undertakings and Representations

The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b) to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.

(e) The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-
    (d) of that Section will be complied with.


(f) UNUM Life Insurance Company of America hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by UNUM Life Insurance Company of America.

                                   SIGNATURES


(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Portland, and the State of Maine on this 29th day of April, 1999.


                    VA-I Separate Account of
                    UNUM Life Insurance Company of America
                    (Registrant)


                    By: /s/ Elaine D. Rosen
                       -------------------------------------
                            Elaine D. Rosen
                            President
                            UNUM Life Insurance Company of America


                    UNUM Life Insurance Company of America
                    (Depositor)

                    By: /s/ Elaine D. Rosen
                        -----------------------------------------
                            Elaine D. Rosen
                            President

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed for the Depositors by the following persons in the capacities and on the dates indicated.


Signature                   Title                          Date

/s/Elaine D. Rosen
--------------------------                                 April 29, 1999
 Elaine D. Rosen            President & Director
                            (Principal Executive Officer)

/s/Nicholas J. Desiderio
--------------------------                                 April 29, 1999
Nicholas J. Desiderio       Vice President and
                            Chief Financial Officer
                            (Principal Financial Officer)

/s/Denise P. Jewell
--------------------------  Second Vice President          April 29, 1999
Denise P. Jewell            and Controller
                            (Principal Accounting Officer)


       *
--------------------------                                 April 29, 1999
James F. Orr III             Director

       *
--------------------------                                 April 29, 1999
Robert W. Crispin            Director


       *
--------------------------                                 April 29, 1999
Eileen C. Farrar             Director


       *
--------------------------                                 April 29, 1999
Peter J. Moynihan            Director

       *
--------------------------                                 April 29, 1999
Kevin P. O'Connell           Director


/s/Kevin J. Tierney                                        April 29, 1999
--------------------------
Kevin J. Tierney             Director


*By: /s/ Kevin J. Tierney                                  April 29, 1999
    ---------------------
      Kevin J. Tierney
      Attorney-in-fact